UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management's Discussion and Analysis:
Davis Opportunity Fund	3
Davis Government Bond Fund	4
Davis Financial Fund	5
Davis Appreciation & Income Fund	6
Davis Real Estate Fund	7

Fund Performance and Supplementary Information:
Davis Opportunity Fund	11
Davis Government Bond Fund	18
Davis Government Money Market Fund	23
Davis Financial Fund	24
Davis Appreciation & Income Fund	30
Davis Real Estate Fund	36

Schedule of Investments:
Davis Opportunity Fund	43
Davis Government Bond Fund	47
Davis Government Money Market Fund	49
Davis Financial Fund	52
Davis Appreciation & Income Fund	54
Davis Real Estate Fund	58

Statements of Assets and Liabilities	61

Statements of Operations	63

Statements of Changes in Net Assets	64

Notes to Financial Statements	66

Financial Highlights:
Davis Opportunity Fund	81
Davis Government Bond Fund	85
Davis Government Money Market Fund	89
Davis Financial Fund	90
Davis Appreciation & Income Fund	94
Davis Real Estate Fund	98

Report of Independent Registered Public Accounting Firm	102

Income Tax Information	103

Fund Information	104

Directors and Officers	105

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our annual and semi-annual reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Research Report for certain funds, which is published semi-annually. In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Research Report either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

Sincerely,

Christopher C. Davis

President

February 3, 2006

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis

Market Environment

During the year ended December 31, 2005, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 4.91%. U.S. economic activity, as measured by the inflation-adjusted gross domestic product (“GDP”), increased between 3.3% and 4.1% over each of the first three calendar quarters of the year, and increased by only 1.1% in the fourth quarter. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended 2005 at about 4.4%.

Davis Opportunity Fund

Performance Overview

Davis Opportunity Fund’s Class A shares delivered a total return on net asset value of 8.33% for the year ended December 31, 20052, compared with a return of 6.32% for the Dow Jones Wilshire 5000 Index1. The Board of Directors has approved a change in benchmarks to the Russell 3000 Index1, which returned 6.12% for the year ended December 31, 2005. Experience has demonstrated the Davis Opportunity Fund does not often invest in companies with very small market capitalization. Thus, the Board has determined that the Russell 3000 Index more closely approximates the companies which the Fund invests in.

Consumer discretionary companies represented the Fund’s largest sector investment and were among the most important contributors3 to the Fund’s performance over the year. This sector included both contributors to and detractors from performance. Sears4, and Office Depot (initially purchased in March 2005) were among the most important contributors to performance. 99 Cents Only Stores, AutoZone, and Lear (initially purchased in April 2005) were all among the most important detractors from performance. The Fund no longer owns AutoZone and Sears.

The Fund made significant investments in diversified financial companies, and they were the most important contributors to performance with E*TRADE Financial (initially purchased in March 2005) and Groupe Bruxelles among the most important contributors to performance. Refco (initially purchased in August 2005) was among the most important detractors from performance. The Fund no longer owns Refco.

Transocean, an energy company, and Brown & Brown, an insurance company, were both among the most important contributors to performance.

The Fund’s utility companies turned in a mixed performance with Sempra Energy among the most important contributors to performance and Calpine among the most important detractors from performance. The Fund no longer owns Calpine.

Industrial companies were among the most important detractors from performance. Tyco International and Robbins & Myers (initially purchased in February 2005) were among the Fund’s most important detractors from performance.

Covad Communications Group, a telecommunication services company, was also among the most important detractors from performance.

The Fund’s portfolio managers have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 18% of its portfolio invested in foreign companies. As a group, foreign companies owned by the Fund out-performed the Russell 3000 Index.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Government Bond Fund

Performance Overview

Davis Government Bond Fund’s Class A shares delivered a total return on net asset value of 0.98% for the year ended December 31, 20052, compared with a return of 1.74% for the Citigroup U.S. Treasury/Agency 1-3 Year Index1. The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities with a weighted average maturity of three years or less.

The Board of Directors has changed Davis Government Bond Fund’s benchmark index from the Lehman Brothers Intermediate Term U.S. Treasury Securities Index1 to the Citigroup U.S. Treasury/Agency 1-3 Year Index. Because the Fund seeks to maintain a weighted average maturity of three years or less, the Board has determined that the shorter term Citigroup U.S. Treasury/Agency 1-3 Year Index is more appropriate.

The Fund benefited by maintaining a slightly shorter weighted average maturity over the year. The Fund increased its returns by not owning U.S. Treasury securities and by owning mortgage-backed securities.

Effective February 1, 2005, Davis Government Bond Fund modified its investment strategy to maintain a weighted average maturity of three years or less. Previously, the Fund sought to maintain a weighted average maturity of between three and ten years. While no fund can provide a guarantee against losses, we believe this change will better meet the needs of existing shareholders. The Fund will continue to seek current income by investing exclusively in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. Also, effective February 1, 2005, Davis Advisors voluntarily reduced the management fee it charges the Fund from 0.50% to 0.30% of average annual net assets.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Financial Fund

Performance Overview

Davis Financial Fund’s Class A shares earned 8.03% on net asset value for the year ended December 31, 20052, compared with its benchmark the Standard & Poor’s 500® Index1, which returned 4.91%.

Financial services companies as a whole turned in a stronger performance than the S&P 500® Index. The specific financial services companies which the Fund owned out-performed the majority of financial services companies in the Index.

The Fund’s largest holdings were in insurance companies. Overall, the Fund’s insurance company holdings out-performed the S&P 500® Index and were the most important contributors3 to the Fund’s performance. Progressive4, Loews, Transatlantic Holdings, and American International Group were among the most important contributors to performance. Markel, Cincinnati Financial, Berkshire Hathaway, and FPIC Insurance Group were among the most important detractors from performance. The Fund no longer owns Cincinnati Financial.

The Fund’s diversified financial holdings out-performed the S&P 500® Index and were important contributors to performance. Moody’s, American Express, and First Marblehead (initially purchased in September 2005) were among the most important contributors to performance. Citigroup was among the most important detractors from performance. The Fund no longer owns Citigroup.

The Fund’s bank holdings out-performed the S&P 500® Index. Golden West Financial was among the most important contributors to performance. Fifth Third Bancorp was among the most important detractors from performance. The Fund no longer owns Fifth Third Bancorp.

Among the Fund’s non-financial holdings, Altria Group, a food beverage, and tobacco company, and D&B Corp., a commercial services and supplies company, were among the most important contributors to performance, while Tyco International, a capital goods company, and H&R Block, a consumer services company, were among the most important detractors from performance.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Appreciation & Income Fund

Performance Overview

Davis Appreciation & Income Fund’s Class A shares earned 6.29% on net asset value for the year ended December 31, 20052, compared with its benchmark the Standard & Poor’s 500® Index1, which returned 4.91%.

The Fund’s investment strategy is to attempt to use stocks, bonds, and convertible securities to structure a portfolio which will participate in at least 80% of the increase in the S&P 500® Index during market increases and not decline by more than 50% of the decrease in the Index during market declines. There can be no assurance that the Fund will actually perform in line with our strategy because there can be no assurance that the securities the Fund purchases will increase in value when the Index increases in value, or that they will provide downside protection when the Index declines in value.

The Fund continues to hold the majority of its assets in convertible bonds, and these securities performed well, increasing almost as much as the S&P 500® Index. Convertible bonds, contributing3 to performance, included Lehman Brothers Holdings4, which is convertible into Devon Energy, an energy company, and GTECH Holdings, a consumer services company. Convertible bonds detracting from performance included Valeant Pharmaceuticals, a pharmaceutical and biotechnology company, and Masco, a capital goods company.

The Fund held a significant portion of its assets in common stock. The Fund’s common stock holdings performed well, and were the primary reason that the Fund’s performance exceeded that of the S&P 500® Index. Stock holdings contributing to performance included J.C. Penney, a department store company, and two real estate companies, General Growth Properties, and SL Green Realty. Stock holdings detracting from performance included Vornado Realty Trust, a real estate company, and Masco, a capital goods company. The Fund no longer owns Vornado Realty Trust.

Among the Fund’s convertible preferred stock holdings, HSBC Finance, a commercial banking company, was among the most important detractors from performance.

As of September 1, 2005, Keith Sabol, CFA, joined Andrew Davis as co-portfolio manager for Davis Appreciation & Income Fund.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Real Estate Fund

Performance Overview

Davis Real Estate Fund’s Class A shares delivered a total return on net asset value of 12.76% for the year ended December 31, 20052, compared with a return of 14.06% for the Dow Jones Wilshire Real Estate Securities Index1. Real Estate companies as a whole did well, as reflected by the fact that the Dow Jones Wilshire Real Estate Securities Index out-performed the Standard & Poor’s 500® Index by a significant margin.

Office property REITs represented the Fund’s largest sector investment, and were the most important contributors3 to performance over the year. The specific office property REITs that the Fund owned out-performed the office property REITs included in the Dow Jones Wilshire Real Estate Securities Index. Kilroy Realty4, SL Green Realty, Corporate Office Properties, Arden Realty, and Boston Properties were among the most important contributors to performance. Brandywine Realty and Parkway Properties were among the most important detractors from performance. The Fund no longer owns Arden Realty, Brandywine Realty, and Parkway Properties.

The sectors detracting the most from performance were forestry REITs and hotel & lodging companies. Plum Creek Timber, a forestry REIT, and Starwood Hotels & Resorts, a hotel & lodging company, were among the most important detractors from performance. The Fund no longer owns Plum Creek Timber and Starwood Hotels & Resorts.

Regional mall REITs turned in a mixed performance, with General Growth Properties among the most important contributors to performance. Mills Corp. and Pennsylvania REIT (initially purchased in August 2005) were among the most important detractors from performance.

Real Estate operations and development companies also turned in a mixed performance, with Forest City among the most important contributors to performance and Liberty International among the most important detractors from performance.

Centerpoint Properties, a warehouse & industrial REIT, was among the most important contributors to performance and iStar Financial, a diversified REIT, was among the most important detractors from performance. The fund no longer owns iStar Financial.

–––––––––––––––––––––––––––––––––––––––-––––––––––––––––––––––––––––––-

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Opportunity Fund are: (1) market risk, (2) company risk, (3) small and medium capitalization risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. The primary risk of an investment in Davis Government Bond Fund is interest rate risk, consisting of: (1) price volatility risk, (2) extension and prepayment risk, and (3) credit risk. See the prospectus for a full description of each risk.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Financial Fund are: (1) market risk, (2) company risk, (3) concentrated financial services portfolio risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Appreciation & Income Fund are: equity risks, including (1) market risk, (2) company risk, (3) small and medium capitalization risk, (4) foreign country risk, (5) headline risk, and (6) selection risk; and debt risks, including (1) interest rate sensitivity, (2) changes in debt rating, and (3) credit risk, including debt rated less than investment grade. See the prospectus for a full description of each risk.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Real Estate Fund are: (1) market risk, (2) company risk, (3) concentrated real estate portfolio risk, (4) focused portfolio risk, (5) small and medium capitalization risk, (6) foreign country risk, (7) headline risk, and (8) selection risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

1       The definitions of indices quoted in this report appear below. Investments cannot be made directly in the indices.

I.      The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II.     The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Wilshire 5000 is a broad measure of the entire U.S. stock market.

III. The Russell 3000 Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

IV.   The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government Securities’ performance.

V.     The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The Index is capitalization-weighted. The beginning date was January 1, 1978, and the Index is rebalanced monthly and returns are calculated on a buy and hold basis.

VI.   The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

2      Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ended December 31, 2005. Returns for other classes of shares will vary from the following returns.

(without a 4.75% sales charge taken into consideration)

FUND NAME	1 Year	5 Years	10 Years	Inception
Davis Opportunity*	8.33%	6.57%	12.07%	14.42% - 12/01/94
Davis Government Bond	0.98%	3.18%	3.93%	4.60% - 12/01/94
Davis Financial	8.03%	4.06%	13.25%	16.47% - 05/01/91
Davis Appreciation & Income	6.29%	6.86%	9.81%	10.66% - 05/01/92
Davis Real Estate	12.76%	18.24%	14.55%	14.28% - 01/03/94

(with a 4.75% sales charge taken into consideration)

Fund Name	1 Year	5 Years	10 Years	Inception
Davis Opportunity*	3.17%	5.53%	11.53%	13.92% - 12/01/94
Davis Government Bond	(3.82)%	2.18%	3.42%	4.14% - 12/01/94
Davis Financial	2.91%	3.05%	12.70%	16.09% - 05/01/91
Davis Appreciation & Income	1.24%	5.83%	9.28%	10.27% - 05/01/92
Davis Real Estate	7.40%	17.10%	13.99%	13.82%- 01/03/94

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

*      In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

3          A company or sector’s contribution to the Fund’s performance is a product both of its appreciation or depreciation and it’s weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

4      This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists each Fund’s holdings of each company discussed.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS OPPORTUNITY FUND

At December 31, 2005

PIE CHARTS – GRAPHIC OMITTED

Portfolio Makeup		Sector Weightings
(% of Fund Net Assets)%		(% of Long Term Portfolio)%

Common Stock	97.1%	Diversified Financials	12.7%
Short Term Investments,		Retail	11.3%
Convertible Bonds, Other		Technology	9.9%
Assets, & Liabilities	2.9%	Health Care	8.7%
		Insurance	8.4%
		Media	7.7%
		Capital Goods	7.3%
		Consumer Durables & Apparel	6.8%
		Other	6.0%
		Automobiles & Components	5.3%
		Banks	4.3%
		Telecommunications	3.6%
		Materials	3.3%
		Food, Beverage, & Tobacco	2.4%
		Energy	2.3%

Top 10 Holdings	Sector	% of Fund Net Assets
AutoNation, Inc.	Automotive Retail	3.59%
Lagardere S.C.A.	Media	3.41%
Harley-Davidson, Inc.	Automobiles & Components	2.88%
Garmin Ltd.	Consumer Durables & Apparel	2.84%
Advance Auto Parts, Inc.	Automotive Retail	2.69%
E*TRADE Financial Corp.	Capital Markets	2.66%
Cardinal Health, Inc.	Health Care Equipment & Services	2.61%
Molex Inc., Class A	Technology Hardware & Equipment	2.59%
Hunter Douglas NV	Consumer Durables & Apparel	2.46%
Groupe Bruxelles Lambert S.A.	Diversified Financial Services	2.43%

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

Portfolio Activity – January 1, 2005 through December 31, 2005

New Positions Added (01/01/05 - 12/31/05)

(Highlighted positions are those greater than 2.00% of 12/31/05 total net assets)

			% of 12/31/05
		Date of 1st	Fund
Security	Sector	Purchase	Net Assets
Advance Auto Parts, Inc.	Automotive Retail	02/17/05	2.69%
Ambac Financial Group, Inc.	Property & Casualty Insurance	07/01/05	0.89%
American Standard Cos, Inc.	Capital Goods	10/31/05	0.96%
Autoliv, Inc.	Automobiles & Components	05/17/05	1.50%
Blount International, Inc.	Consumer Durables & Apparel	12/21/05	0.37%
EchoStar Communications Corp., Class A	Media	09/26/05	1.69%
E*TRADE Financial Corp.	Capital Markets	03/31/05	2.66%
Expedia, Inc.	Internet Retail	10/07/05	1.61%
First Marblehead Corp.	Consumer Finance	08/22/05	2.10%
Franklin Electric Co., Inc.	Capital Goods	07/20/05	0.96%
Harley-Davidson, Inc.	Automobiles & Components	11/02/05	2.88%
Huntsman Corp.	Materials	02/10/05	0.75%
Iron Mountain, Inc.	Software & Services	01/19/05	1.27%
Lear Corp.	Automobiles & Components	04/18/05	0.81%
Legg Mason, Inc.	Capital Markets	07/01/05	1.01%
Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11	Telecommunication Services	04/04/05	0.79%
Molex Inc., Class A	Technology Hardware & Equipment	03/21/05	2.59%
NTL Inc.	Media	07/22/05	1.01%
Office Depot, Inc.	Specialty Stores	03/23/05	2.23%
Pargesa Holding S.A., Bearer Shares	Diversified Financial Services	07/22/05	2.05%
Power Corp. of Canada	Diversified Financial Services	07/22/05	1.85%
Refco, Inc.	Diversified Financial Services	08/10/05	–
Robbins & Myers, Inc.	Capital Goods	02/08/05	2.06%
ServiceMaster Co.	Consumer Services	02/09/05	2.06%
Tenaris S.A., ADR	Energy	09/13/05	0.44%
Toll Brothers, Inc.	Consumer Durables & Apparel	01/10/05	–
Zimmer Holdings, Inc.	Health Care Equipment & Services	12/02/05	0.97%

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

Portfolio Activity – January 1, 2005 through December 31, 2005

Positions Closed (01/01/05 - 12/31/05)

(Gains and losses greater than $2,000,000 are highlighted)

		Date of	Realized
Security	Sector	Final Sale	Gain (Loss)
Applied Materials, Inc.	Semiconductor & Semiconductor Equipment	02/08/05	$706,549
Aramark Corp., Class B	Commercial Services & Supplies	01/14/05	691,931
AutoZone, Inc.	Automotive Retail	10/28/05	955,484
Calpine Corp.	Utilities	12/01/05	(9,129,508)
Compal Electronics, Inc.	Technology Hardware & Equipment	04/22/05	(709,346)
Home Depot, Inc.	Home Improvement Retail	03/04/05	2,367,389
JPMorgan Chase & Co.	Diversified Financial Services	03/23/05	1,424,117
McDonald’s Corp.	Consumer Services	03/17/05	3,223,079
Microsoft Corp.	Software & Services	02/15/05	185,577
Motorola, Inc.	Technology Hardware & Equipment	02/08/05	2,059,243
Nokia Oyj	Technology Hardware & Equipment	03/22/05	(234,067)
Nokia Oyj, ADR	Technology Hardware & Equipment	04/19/05	1,439,741
PetroChina Co. Ltd., ADR	Energy	01/14/05	2,822,516
Premcor Inc.	Energy	01/18/05	6,460,346
Providian Financial Corp.	Consumer Finance	07/21/05	(2,811,209)
Refco, Inc.	Diversified Financial Services	10/18/05	(3,343,356)
Rentokil Initial PLC	Commercial Services & Supplies	09/12/05	(1,303,961)
Sears Holdings Corp.	Apparel Retail	11/11/05	7,615,134
Sears Holdings Corp. Put Options	Apparel Retail	09/22/05	219,053
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductor & Semiconductor Equipment	02/17/05	72,520
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductor & Semiconductor Equipment	02/08/05	147,934
Toll Brothers, Inc.	Consumer Durables & Apparel	05/02/05	39,773
Unilever NV, CVA	Food, Beverage, & Tobacco	03/07/05	157,931
WH Smith PLC	Specialty Stores	01/14/05	(415,053)

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

Class A Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	3.17%	Actual	$1,000.00	$1,066.31	$5.89
Five Years	5.53%	Hypothetical (5% return
Ten Years	11.53%	before expenses)	$1,000.00	$1,019.51	$5.75

*Expenses are equal to the Class’s annualized expense ratio (1.13%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Opportunity Fund (“DOF-A”) on December 31, 1995 and paid a 4.75% sales charge. As the chart shows, by December 31, 2005, the value of your investment would have grown to $29,767 - a 197.67% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000 Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000 Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

Class B Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
deferred contingent sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	3.49%	Actual	$1,000.00	$1,062.46	$9.93
Five Years	5.39%	Hypothetical (5% return
Ten Years	11.37%	before expenses)	$1,000.00	$1,015.58	$9.70

*Expenses are equal to the Class’s annualized expense ratio (1.91%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Opportunity Fund (“DOF-B”) on December 31, 1995 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2005, the value of your investment would have grown to $29,378 - a 193.78% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000 Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000 Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Because Class B shares automatically convert to Class A shares after 8 years, the above graph and the “Ten Years” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

Class C Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	6.48%	Actual	$1,000.00	$1,061.88	$9.87
Five Years	5.71%	Hypothetical (5% return
Life of Class (August 15, 1997 through December 31, 2005)	7.40%	before expenses)	$1,000.00	$1,015.63	$9.65

*Expenses are equal to the Class’s annualized expense ratio (1.90%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Opportunity Fund (“DOF-C”) on August 15, 1997 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $18,185 - a 81.85% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000 Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000 Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

DAVIS OPPORTUNITY FUND

Class Y Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	8.70%	Actual	$1,000.00	$1,068.13	$4.22
Five Years	6.93%	Hypothetical (5% return
Life of Class (September 18, 1997 through December 31, 2005)	7.91%	before expenses)	$1,000.00	$1,021.12	$4.13

*Expenses are equal to the Class’s annualized expense ratio (0.81%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Opportunity Fund (“DOF-Y”) on September 18, 1997 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $18,790 - a 87.90% increase on your initial investment. For comparison, the Dow Jones Wilshire 5000 Stock Index and the Russell 3000 Stock Index are presented on the chart below.

The Dow Jones Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the Index. The Dow Jones Wilshire 5000 is a broad measure of the entire U.S. stock market.

The Russell 3000 Stock Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance data for Davis Opportunity Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS GOVERNMENT BOND FUND

At December 31, 2005

PIE CHARTS – GRAPHIC OMITTED

Portfolio Makeup		Sector Weighting
(% of Fund Net Assets)%		(% of Fixed Income)%

Fixed Income	94.0%	Government Agency Notes	55.7%
Short Term Investments, Other		Freddie Mac Mortgage Pools	23.7%
Assets, & Liabilities	6.0%	Fannie Mae Mortgage Pools	20.6%

Top 10 Holdings	Sector	% of Fund Net Assets
Fannie Mae, 6.00%, 09/01/17 Pool No. 665776	Fannie Mae Pools	11.71%
Fannie Mae, 7.125%, 03/15/07	Government Agency Notes	10.27%
Freddie Mac, 5.50%, 07/15/06	Government Agency Notes	10.05%
Federal Farm Credit Bank, 4.26%, 01/18/06	Government Agency Notes	10.00%
Freddie Mac, 3.40%, 10/15/07	Government Agency Notes	8.48%
Fannie Mae, 6.00%, 05/15/08	Government Agency Notes	4.11%
Fannie Mae, 4.884%, 03/01/35 Pool No. 773269	Fannie Mae Pools	3.83%
Freddie Mac, 5.00%, 05/01/10 Pool No. M90980	Freddie Mac Pools	3.74%
Freddie Mac, 3.00%, 04/01/10 Pool No. M90982	Freddie Mac Pools	3.73%
Freddie Mac, 4.50%, 03/01/08 Pool No. M90803	Freddie Mac Pools	3.29%

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

Class A Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	(3.82)%	Actual	$1,000.00	$1,002.97	$5.20
Five Years	2.18%	Hypothetical (5% return
Ten Years	3.42%	before expenses)	$1,000.00	$1,020.01	$5.24

*Expenses are equal to the Class’s annualized expense ratio (1.03%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund (“DGBF-A”) on December 31, 1995 and paid a 4.75% sales charge. As the chart shows, by December 31, 2005, the value of your investment would have grown to $14,003 – a 40.03% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index and the Citigroup U.S. Treasury/Agency 1-3 Year Index are also presented on the chart below.

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the Index.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

Class B Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	(3.60)%	Actual	$1,000.00	$1,001.45	$8.93
Five Years	2.13%	Hypothetical (5% return
Ten Years	3.30%	before expenses)	$1,000.00	$1,016.28	$9.00

*Expenses are equal to the Class’s annualized expense ratio (1.77%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund (“DGBF-B”) on December 31, 1995 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2005, the value of your investment would have grown to $13,842 - a 38.42% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index and the Citigroup U.S. Treasury/Agency 1-3 Year Index are also presented on the chart below.

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the Index.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

Because Class B shares automatically convert to Class A shares after 8 years, the above graph and the “Ten Years” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

Class C Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	(0.69)%	Actual	$1,000.00	$1,001.27	$9.18
Five Years	2.46%	Hypothetical (5% return
Life of Class (August 19, 1997 through December 31, 2005)	2.97%	before expenses)	$1,000.00	$1,016.03	$9.25

*Expenses are equal to the Class’s annualized expense ratio (1.82%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund (“DGBF-C”) on August 19, 1997 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $12,779 - a 27.79% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index and the Citigroup U.S. Treasury/Agency 1-3 Year Index are also presented on the chart below.

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the Index.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS GOVERNMENT BOND FUND

Class Y Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	1.22%	Actual	$1,000.00	$1,005.83	$5.26
Five Years	3.46%	Hypothetical (5% return
Life of Class (September 1, 1998 through December 31, 2005)	3.53%	before expenses)	$1,000.00	$1,019.96	$5.30

*Expenses are equal to the Class’s annualized expense ratio (1.04%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Government Bond Fund (“DGBF-Y”) on September 1, 1998 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have been $12,892 - a 28.92% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index and the Citigroup U.S. Treasury/Agency 1-3 Year Index are also presented on the chart below.

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the Index.

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities’ performance.

The performance data for Davis Government Bond Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS GOVERNMENT MONEY MARKET FUND

At December 31, 2005

PIE CHARTS – GRAPHIC OMITTED

Portfolio Makeup		Maturity Diversification
(% of Fund Net Assets)%		(% of Portfolio Holdings)%

Repurchase Agreements, Other		0-30 Days	53.2%
Assets, & Liabilities	41.4%	31-90 Days	18.3%
Federal Home Loan Bank	32.0%	91-180 Days	19.9%
FANNIE MAE	12.0%	181-391 Days	8.6%
FREDDIE MAC	11.4%
Federal Farm Credit Bank	3.2%

*The maturity dates of floating rate securities used in the Maturity Diversification chart are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

Expense Example
Classes A, B, C, & Y	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
Actual	$1,000.00	$1,016.07	$2.85
Hypothetical (5% return
before expenses)	$1,000.00	$1,022.38	$2.85

*Expenses are equal to the Classes’ annualized expense ratio (0.56%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS FINANCIAL FUND

At December 31, 2005

PIE CHARTS – GRAPHIC OMITTED

Portfolio Makeup		Sector Weightings
(% of Fund Net Assets)%		(% of Stock Holdings)%

Common Stock	100.2%	Insurance	38.8%
Short Term Investments, Other		Diversified Financials	27.2%
Assets, & Liabilities	(0.2)%	Banks	12.1%
		Capital Goods	7.7%
		Commercial Services & Supplies	6.5%
		Materials	2.8%
		Food, Beverage, & Tobacco	2.8%
		Consumer Services	2.1%

Top 10 Holdings	Sector	% of Fund Net Assets
American Express Co.	Consumer Finance	11.00%
Transatlantic Holdings, Inc.	Reinsurance	10.52%
Tyco International Ltd.	Capital Goods	7.75%
Golden West Financial Corp.	Thrift & Mortgage Finance	7.29%
D&B Corp.	Commercial Services & Supplies	6.49%
American International Group, Inc.	Multi-Line Insurance	6.18%
Moody’s Corp.	Diversified Financial Services	5.88%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	5.41%
Loews Corp.	Multi-Line Insurance	5.10%
Commerce Bancorp, Inc.	Commercial Banks	4.56%

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

Portfolio Activity – January 1, 2005 through December 31, 2005

New Positions Added (01/01/05 - 12/31/05)

(Highlighted positions are those greater than 2.50% of 12/31/05 total net assets)

			% of 12/31/05
		Date of 1st	Fund
Security	Sector	Purchase	Net Assets
First Marblehead Corp.	Consumer Finance	09/16/05	2.94%
ICICI Bank Ltd., ADR	Commercial Banks	12/06/05	0.24%

Positions Closed (01/01/05 - 12/31/05)

(Gains and losses greater than $10,000,000 are highlighted)

		Date of	Realized
Security	Sector	Final Sale	Gain (Loss)
Cincinnati Financial Corp.	Property & Casualty Insurance	10/25/05	$13,556,000
Citigroup Inc.	Diversified Financial Services	10/04/05	24,827,430
Fifth Third Bancorp	Commercial Banks	03/14/05	938,191
Julius Baer Holding, Ltd. AG	Capital Markets	01/24/05	2,509,648
Providian Financial Corp.	Consumer Finance	06/24/05	2,827,280

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

Class A Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes an			Account Value	Account Value	During Period*
initial sales charge of 4.75%.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	2.91%	Actual	$1,000.00	$1,115.42	$5.07
Five Years	3.05%	Hypothetical (5% return
Ten Years	12.70%	before expenses)	$1,000.00	$1,020.42	$4.84

*Expenses are equal to the Class’s annualized expense ratio (0.95%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund (“DFF-A”) on December 31, 1995 and paid a 4.75% sales charge. As the chart shows, by December 31, 2005, the value of your investment would have grown to $33,052 - a 230.52% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,830 - a 138.30% increase.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

Class B Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	3.08%	Actual	$1,000.00	$1,110.46	$9.84
Five Years	2.81%	Hypothetical (5% return
Ten Years	12.45%	before expenses)	$1,000.00	$1,015.88	$9.40

*Expenses are equal to the Class’s annualized expense ratio (1.85%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund (“DFF-B”) on December 31, 1995 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2005, the value of your investment would have grown to $32,357 - a 223.57% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,830 - a 138.30% increase.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 8 years, the above graph and the “Ten Years” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

Class C Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This application includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	6.07%	Actual	$1,000.00	$1,110.40	$9.79
Five Years	3.16%	Hypothetical (5% return
Life of Class (August 12, 1997 through December 31, 2005)	7.72%	before expenses)	$1,000.00	$1,015.93	$9.35

*Expenses are equal to the Class’s annualized expense ratio (1.84%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund (“DFF-C”) on August 12, 1997 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $18,657 - a 86.57% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $15,334 - a 53.34% increase.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS FINANCIAL FUND

Class Y Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	8.18%	Actual	$1,000.00	$1,116.20	$4.27
Five Years	4.24%	Hypothetical (5% return
Life of Class (March 10, 1997 through December 31, 2005)	10.38%	before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the Class’s annualized expense ratio (0.80%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund (“DFF-Y”) on March 10, 1997 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $23,868 - a 138.68% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $17,593 - a 75.93% increase.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS APPRECIATION & INCOME FUND

At December 31, 2005

PIE CHARTS – GRAPHIC OMITTED

Portfolio Makeup		Sector Weightings
(% of Fund Net Assets)%		(% of Long Term Portfolio)%

Convertible Bonds	42.0%	Real Estate	13.6%
Short Term Investments, Other		Commercial Services & Supplies	11.9%
Assets, & Liabilities	25.0%	Capital Goods	10.7%
Common Stock	22.3%	Diversified Financials	8.5%
Convertible Preferred Stocks	6.5%	Other	8.0%
Corporate Bonds	4.2%	Energy	7.6%
		Technology	7.2%
		Insurance	6.7%
		Health Care	5.5%
		Retailing	5.2%
		Household & Personal Products	4.9%
		Consumer Services	3.8%
		Media	3.3%
		Materials	3.1%

Top 10 Holdings	Sector	% of Fund Net Assets
Lehman Brothers Holdings Inc., Conv. Notes, (Convertible into Devon Energy Corp.), 0.25%, 08/23/11	Energy	5.08%
SL Green Realty Corp.	Real Estate	4.77%
American International Group, Inc., Conv. Sr. Notes, 0.50%, 05/15/07	Multi-Line Insurance	3.38%
School Specialty, Inc., Conv. Sub. Notes, 3.75%/Zero Cpn., 08/01/23	Commercial Services & Supplies	3.22%
Universal Health Services, Inc., Conv. Deb., 0.426%, 06/23/20	Health Care Equipment & Services	3.20%
American Express Co., Ser. 144A Conv. Sr. Notes, 1.85%/Zero Cpn., 12/01/33	Consumer Finance	3.02%
General Growth Properties, Inc.	Real Estate	2.94%
GTECH Holdings Corp., Conv. Deb., 1.75%, 12/15/21	Consumer Services	2.89%
International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07	Semiconductor & Semiconductor Equipment	2.50%
Waste Connections, Inc. Conv. Sub. Notes, 4.75%, 05/01/22	Commercial Services & Supplies	2.34%

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

Portfolio Activity – January 1, 2005 through December 31, 2005

New Positions Added (01/01/05 - 12/31/05)

(Highlighted positions are those greater than 2.00% of 12/31/05 total net assets)

			% of 12/31/05
		Date of 1st	Fund
Security	Sector	Purchase	Net Assets
American International Group, Inc.	Multi-Line Insurance	09/26/05	0.43%
Avon Products, Inc.	Household & Personal Products	12/12/05	2.28%
Avon Products, Inc., Sr. Notes, 4.20%, 07/15/18	Household & Personal Products	12/21/05	1.38%
International Rectifier Corp.	Semiconductor & Semiconductor Equipment	10/12/05	1.07%
News Corp., Class B	Media	09/23/05	0.49%

Positions Closed (01/01/05 - 12/31/05)

(Gains and losses greater than $2,000,000 are highlighted)

		Date of	Realized
Security	Sector	Final Sale	Gain (Loss)
Avalonbay Communities, Inc.	Real Estate	09/26/05	$2,409,911
Developers Diversified Realty Corp.	Real Estate	09/29/05	1,493,292
Vornado Realty Trust	Real Estate	03/23/05	3,632,703
WCI Communities, Inc.	Residential/Commercial Building	09/28/05	1,060,265

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

Class A Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	1.24%	Actual	$1,000.00	$1,039.90	$5.40
Five Years	5.83%	Hypothetical (5% return
Ten Years	9.28%	before expenses)	$1,000.00	$1,019.91	$5.35

*Expenses are equal to the Class’s annualized expense ratio (1.05%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Appreciation & Income Fund (“DAIF-A”) on December 31, 1995 and paid a 4.75% sales charge. As the chart shows, by December 31, 2005, the value of your investment would have grown to $24,287 - a 142.87% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

Class B Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	1.30%	Actual	$1,000.00	$1,035.19	$9.90
Five Years	5.56%	Hypothetical (5% return
Ten Years	9.00%	before expenses)	$1,000.00	$1,015.48	$9.80

*Expenses are equal to the Class’s annualized expense ratio (1.93%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Appreciation & Income Fund (“DAIF-B”) on December 31, 1995 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2005, the value of your investment would have grown to $23,680 - a 136.80% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 8 years, the above graph and the “Ten Years” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Appreciation & Income Fund, contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

Class C Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	4.34%	Actual	$1,000.00	$1,035.27	$9.85
Five Years	5.89%	Hypothetical (5% return
Life of Class (August 12, 1997 through December 31, 2005)	5.20%	before expenses)	$1,000.00	$1,015.53	$9.75

*Expenses are equal to the Class’s annualized expense ratio (1.92%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Appreciation & Income Fund (“DAIF-C”) on August 12, 1997 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $15,304 - a 53.04% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS APPRECIATION & INCOME FUND

Class Y Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	6.52%	Actual	$1,000.00	$1,041.24	$4.12
Five Years	7.07%	Hypothetical (5% return
Life of Class (November 13, 1996 through December 31, 2005)	8.75%	before expenses)	$1,000.00	$1,021.17	$4.08

*Expenses are equal to the Class’s annualized expense ratio (0.80%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Appreciation & Income Fund (“DAIF-Y”) on November 13, 1996 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $21,501 - a 115.01% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

FUND OVERVIEW

DAVIS REAL ESTATE FUND

At December 31, 2005

PIE CHARTS – GRAPHIC OMITTED

Portfolio Makeup		Sector Weightings
(% of Fund Net Assets)%		(% of Stock Holdings)%

Common Stock	85.8%	Office Property REITS	26.0%
Short Term Investments,		Apartment REITS	15.0%
Preferred Stock, Other		Shopping Center REITS	14.6%
Assets, & Liabilities	14.2%	Real Estate Operations/
		Development	11.1%
		Diversified REITS	10.6%
		Regional Mall REITS	10.1%
		Warehouse & Industrial REITS	8.1%
		Health Care REITS	2.3%
		Mortgage REITS	1.6%
		Transportation	0.6%

Top 10 Holdings	Sector	% of Fund Net Assets
SL Green Realty Corp.	Office Property REITS	4.90%
Forest City Enterprises, Inc., Class A	Real Estate Operations/Development	4.18%
ProLogis	Warehouse & Industrial REITS	4.17%
General Growth Properties, Inc.	Regional Mall REITS	4.06%
Kilroy Realty Corp.	Office Property REITS	3.79%
Alexandria Real Estate Equities, Inc.	Office Property REITS	3.67%
Developers Diversified Realty Corp.	Shopping Center REITS	3.54%
Corporate Office Properties Trust	Office Property REITS	3.47%
Essex Property Trust, Inc.	Apartment REITS	3.34%
Kimco Realty Corp.	Shopping Center REITS	3.17%

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

Portfolio Activity – January 1, 2005 through December 31, 2005

New Positions Added (01/01/05 - 12/31/05)

(Highlighted positions are those greater than 1.00% of 12/31/05 total net assets)

			% of 12/31/05
		Date of 1st	Fund
Security	Sector	Purchase	Net Assets
AMB Property Corp.	Warehouse & Industrial REITS	07/18/05	2.18%
American Campus Communities, Inc.	Apartment REITS	06/28/05	2.10%
Archstone-Smith Trust	Apartment REITS	01/07/05	2.14%
Columbia Equity Trust, Inc.	Office Property REITS	06/28/05	1.06%
Cousins Properties, Inc.	Diversified REITS	01/12/05	2.99%
Derwent Valley Holdings PLC	Real Estate Operations/Development	06/16/05	0.58%
Florida East Coast Industries, Inc.	Transportation	09/15/05	0.55%
Hammerson PLC	Real Estate Operations/Development	06/16/05	0.51%
Pennsylvania REIT	Regional Mall REITS	08/04/05	0.80%
Slough Estates PLC	Real Estate Operations/Development	06/16/05	0.52%
Spirit Finance Corp.	Diversified REITS	10/28/05	0.47%
Ventas, Inc.	Health Care REITS	06/15/05	1.98%

Positions Closed (01/01/05 - 12/31/05)

(Gains and losses greater than $5,000,000 are highlighted)

		Date of	Realized
Security	Sector	Final Sale	Gain (Loss)
Arden Realty, Inc.	Office Property REITS	12/29/05	$8,059,578
Brandywine Realty Trust	Office Property REITS	11/21/05	(556,436)
Capital Automotive REIT	Diversified REITS	10/17/05	5,859,183
Catellus Development Corp.	Warehouse & Industrial REITS	07/08/05	8,994,210
iStar Financial Inc.	Diversified REITS	08/11/05	1,400,462
Parkway Properties, Inc.	Office Property REITS	02/03/05	2,151,931
Plum Creek Timber Co., Inc.	Forestry REITS	05/24/05	4,675,149
Starwood Hotels & Resorts Worldwide, Inc.	Hotels & Lodging	05/04/05	4,055,986
WCI Communities, Inc.	Residential/Commercial Building	08/15/05	5,404,034

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

Class A Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes an initial			Account Value	Account Value	During Period*
sales charge of 4.75%.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	7.40%	Actual	$1,000.00	$1,086.77	$5.68
Five Years	17.10%	Hypothetical (5% return
Ten Years	13.99%	before expenses)	$1,000.00	$1,019.76	$5.50

*Expenses are equal to the Class’s annualized expense ratio (1.08%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund (“DREF-A”) on December 31, 1995 and paid a 4.75% sales charge. As the chart shows, by December 31, 2005, the value of your investment would have grown to $37,054 - a 270.54% increase on your initial investment. For comparison, the Standard & Poor’s 500 Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

Class B Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	7.92%	Actual	$1,000.00	$1,082.55	$9.82
Five Years	17.14%	Hypothetical (5% return
Ten Years	13.77%	before expenses)	$1,000.00	$1,015.78	$9.50

*Expenses are equal to the Class’s annualized expense ratio (1.87%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund (“DREF-B”) on December 31, 1995 and converted to Class A shares on December 31, 2003. As the chart shows, by December 31, 2005, the value of your investment would have grown to $36,361 - a 263.61% increase on your initial investment. For comparison, the Standard & Poor’s 500 Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

Because Class B shares automatically convert to Class A shares after 8 years, the above graph and the “Ten Years” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

Class C Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	10.93%	Actual	$1,000.00	$1,082.35	$9.76
Five Years	17.37%	Hypothetical (5% return
Life of Class (August 13, 1997 through December 31, 2005)	10.84%	before expenses)	$1,000.00	$1,015.83	$9.45

*Expenses are equal to the Class’s annualized expense ratio (1.86%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund (“DREF-C”) on August 13, 1997 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $23,707 - a 137.07% increase on your initial investment. For comparison, the Standard & Poor’s 500 Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

DAVIS REAL ESTATE FUND

Class Y Fund Performance

Average Annual Total Return		Expense Example
for the periods ended December 31, 2005			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(07/01/05)	(12/31/05)	(07/01/05-12/31/05)
One Year	13.20%	Actual	$1,000.00	$1,088.64	$3.90
Five Years	18.71%	Hypothetical (5% return
Life of Class (November 8, 1996 through December 31, 2005)	13.98%	before expenses)	$1,000.00	$1,021.48	$3.77

*Expenses are equal to the Class’s annualized expense ratio (0.74%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 42 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund (“DREF-Y”) on November 8, 1996 (inception of class). As the chart shows, by December 31, 2005, the value of your investment would have grown to $33,124 - a 231.24% increase on your initial investment. For comparison, the Standard & Poor’s 500 Stock Index and the Dow Jones Wilshire Real Estate Securities Index are also presented on the chart below.

The Standard & Poor’s 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the Index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS SERIES, INC.

Notes to Performance

The following disclosure provides important information regarding the Funds’ Expense Example, which appears in each Class’s Fund Performance section in this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 07/01/05 to 12/31/05. Please note that the Expense Example is general and does not reflect certain transaction or account specific costs, which may increase your total costs of investing in the Funds. If these transaction or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid for on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS OPPORTUNITY FUND

Value
Shares	Security	(Note 1)
COMMON STOCK – (97.08%)

AUTOMOBILES & COMPONENTS – (5.18%)
246,300	Autoliv, Inc.	$11,186,946
415,700	Harley-Davidson, Inc.	21,404,393
211,000	Lear Corp.	6,005,060
		38,596,399
AUTOMOTIVE RETAIL – (6.28%)
460,500	Advance Auto Parts, Inc.*	20,013,330
1,230,000	AutoNation, Inc.*	26,727,900
		46,741,230
CAPITAL GOODS – (7.13%)
178,500	American Standard Cos., Inc.	7,131,075
181,500	Franklin Electric Co., Inc.	7,168,343
263,900	Hughes Supply, Inc.	9,460,815
754,500	Robbins & Myers, Inc. (b)	15,354,075
16,910	Tae Young Corp.	1,187,723
442,500	Tyco International Ltd.	12,770,550
		53,072,581
CAPITAL MARKETS – (3.98%)
947,500	E*TRADE Financial Corp.*	19,764,850
33,686	Julius Baer Holding, Ltd. AG	2,386,642
62,600	Legg Mason, Inc.	7,492,594
		29,644,086
COMMERCIAL BANKS – (1.93%)
418,000	Commerce Bancorp, Inc.	14,383,380
COMMERCIAL SERVICES & SUPPLIES – (0.43%)
47,500	D&B Corp.*	3,180,600
CONSUMER DURABLES & APPAREL – (6.69%)
171,300	Blount International, Inc.*	2,728,809
319,300	Garmin Ltd.	21,123,292
336,764	Hunter Douglas NV	18,331,990
87,100	Mohawk Industries, Inc.*	7,575,958
		49,760,049
CONSUMER FINANCE – (2.10%)
475,300	First Marblehead Corp.	15,618,358
CONSUMER SERVICES – (2.06%)
1,281,000	ServiceMaster Co.	15,307,950
DIVERSIFIED FINANCIAL SERVICES – (6.33%)
184,600	Groupe Bruxelles Lambert S.A.	18,106,695
178,741	Pargesa Holding S.A., Bearer Shares	15,261,779
505,900	Power Corp. of Canada	13,778,480
		47,146,954

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS OPPORTUNITY FUND – (Continued)

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

ENERGY – (2.23%)
28,300	Tenaris S.A., ADR	$3,240,350
191,500	Transocean Inc.*	13,345,635
		16,585,985
FOOD & STAPLES RETAILING – (0.56%)
85,000	Costco Wholesale Corp.	4,199,425
FOOD, BEVERAGE, & TOBACCO – (2.34%)
145,625	Heineken Holding NV	4,279,103
4,400	Lotte Chilsung Beverage Co., Ltd.	4,270,070
5,160	Lotte Confectionery Co., Ltd.	6,105,119
35,070	Nong Shim Holdings Co., Ltd.	2,775,486
		17,429,778
GENERAL MERCHANDISE STORE – (0.93%)
660,500	99 Cents Only Stores*	6,908,830
HEALTH CARE EQUIPMENT & SERVICES – (8.55%)
189,200	AmerisourceBergen Corp.	7,832,880
283,000	Cardinal Health, Inc.	19,456,250
109,400	Fisher Scientific International, Inc.*	6,767,484
197,600	IDEXX Laboratories, Inc.*	14,221,272
193,000	Lincare Holdings Inc.*	8,093,455
107,300	Zimmer Holdings, Inc.*	7,236,312
		63,607,653
HOUSEHOLD & PERSONAL PRODUCTS – (0.63%)
14,900	Amorepacific Corp.	4,657,862
INSURANCE BROKERS – (4.10%)
582,000	Brown & Brown, Inc.	17,774,280
401,500	Marsh & McLennan Cos, Inc.	12,751,640
		30,525,920
INTERNET RETAIL – (1.61%)
499,500	Expedia, Inc.*	11,965,522
LIFE & HEALTH INSURANCE – (0.55%)
88,000	AFLAC Inc.	4,084,960
MATERIALS – (3.25%)
324,600	Huntsman Corp.*	5,589,612
105,000	Sealed Air Corp.*	5,897,850
200,500	Sigma-Aldrich Corp.	12,681,625
		24,169,087
MEDIA – (7.50%)
463,000	EchoStar Communications Corp., Class A*	12,582,025
330,000	Lagardere S.C.A.	25,394,653

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS OPPORTUNITY FUND – (Continued)

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

MEDIA – (Continued)
110,500	NTL Inc.*	$7,515,658
955,000	WPP Group PLC	10,334,964
		55,827,300
PROPERTY & CASUALTY INSURANCE – (1.79%)
86,000	Ambac Financial Group, Inc.	6,627,160
71,150	Cincinnati Financial Corp.	3,175,425
50,000	FPIC Insurance Group, Inc.*	1,735,250
5,600	Markel Corp.*	1,775,480
		13,313,315
REINSURANCE – (1.79%)
42,000	Everest Re Group, Ltd.	4,214,700
135,625	Transatlantic Holdings, Inc.	9,114,000
		13,328,700
SOFTWARE & SERVICES – (3.47%)
224,700	Iron Mountain, Inc.*	9,486,834
581,000	Reynolds & Reynolds Co., Class A	16,308,670
		25,795,504
SPECIALTY STORES – (2.23%)
528,000	Office Depot, Inc.*	16,579,200
TECHNOLOGY HARDWARE & EQUIPMENT – (6.27%)
401,900	Agilent Technologies, Inc.*	13,379,251
312,000	Lexmark International, Inc., Class A*	13,986,960
786,300	Molex Inc., Class A	19,284,007
		46,650,218
TELECOMMUNICATION SERVICES – (2.74%)
3,308,600	Covad Communications Group, Inc.*	3,242,428
343,300	SK Telecom Co., Ltd., ADR	6,965,557
429,600	Telewest Global, Inc.*	10,222,332
		20,430,317
THRIFT & MORTGAGE FINANCE – (2.23%)
252,000	Golden West Financial Corp.	16,632,000
UTILITIES – (2.20%)
365,000	Sempra Energy	16,366,600

Total Common Stock – (identified cost $569,816,293)	722,509,763

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS OPPORTUNITY FUND – (Continued)

Value
Principal	Security	(Note 1)
CONVERTIBLE BONDS – (0.79%)

TELECOMMUNICATION SERVICES – (0.79%)
$5,600,000	Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11 (c)
	(identified cost $5,600,000)	$5,897,920

SHORT TERM INVESTMENTS – (1.99%)

6,159,000	Banc of America Securities LLC Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $6,161,929
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.21%-6.50%, 05/01/15-09/01/44, total market
	value $6,282,180)	6,159,000
8,660,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $8,664,118
	(collateralized by: U.S. Government agency obligations in a pooled
	cash account, 0%-6.625%, 01/30/06-12/20/027, total market
	value $8,833,200)	8,660,000

Total Short Term Investments – (identified cost $14,819,000)	14,819,000

Total Investments – (99.86%) – (identified cost $590,235,293) – (a)	743,226,683
Other Assets Less Liabilities – (0.14%)	1,054,040
Net Assets – (100%)	$744,280,723

*Non-Income Producing Security.

(a)    Aggregate cost for Federal Income Tax purposes is $602,366,641. At December 31, 2005 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$159,240,888
Unrealized depreciation	(18,380,846)
Net unrealized appreciation	$140,860,042

(b)    Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2005. The aggregate fair value of the securities of affiliated companies held by the Fund as of December 31, 2005, amounts to $15,354,075. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2004	Gross Additions	Gross Reductions	Shares December 31, 2005	Dividend Income

Robbins & Myers, Inc.	–	754,500	–	754,500	$115,913

(c)	Illiquid Security – See Note 9 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS GOVERNMENT BOND FUND
Value
Principal	Security	(Note 1)
MORTGAGES – (41.71%)

FANNIE MAE POOLS – (19.37%)
$409,425	6.324%, 10/01/08 Pool No. 380999	$413,912
1,503,505	5.00%, 08/01/11 Pool No. 357609	1,502,182
5,726,556	6.00%, 09/01/17 Pool No. 665776	5,857,751
1,930,073	4.884%, 03/01/35 Pool No. 773269 (b)	1,916,409

	Total FANNIE MAE – (identified cost $9,847,543)	9,690,254

FREDDIE MAC POOLS – (22.34%)
168,988	5.50%, 10/01/06 Pool No. M90680	169,306
1,653,216	4.50%, 03/01/08 Pool No. M90803	1,645,777
1,593,861	3.50%, 08/01/08 Pool No. M90830	1,553,776
1,971,164	3.00%, 04/01/10 Pool No. M90982	1,867,796
1,872,846	5.00%, 05/01/10 Pool No. M90980	1,868,276
987,773	3.50%, 04/01/12 Pool No. M80974	940,607
996,543	3.00%, 10/01/10 Pool No. M91001	944,284
1,032,675	6.50%, 01/01/15 Pool No. G11063	1,059,752
1,100,409	6.00%, 10/01/16 Pool No. E01054	1,123,694

	Total FREDDIE MAC – (identified cost $11,367,002)	11,173,268

	Total Mortgages – (identified cost $21,214,545)	20,863,522

GOVERNMENT AGENCY NOTES – (52.38%)
5,000,000	Fannie Mae, 7.125%, 03/15/07	5,139,400
2,000,000	Fannie Mae, 6.00%, 05/15/08	2,057,460
5,000,000	Federal Farm Credit Bank, 4.26%, 01/18/06 (b)	4,999,850
1,000,000	Federal Home Loan Bank, 2.60%, 09/26/06	985,290
1,000,000	Federal Home Loan Bank, 4.00%, 06/13/08	983,990
300,000	Federal Home Loan Bank, 5.37%, 07/12/11	298,686
5,000,000	Freddie Mac, 5.50%, 07/15/06	5,025,200
1,500,000	Freddie Mac, 3.00%, 09/29/06	1,482,915
1,000,000	Freddie Mac, 3.00%, 11/17/06	986,270
4,340,000	Freddie Mac, 3.40%, 10/15/07	4,242,263

	Total Government Agency Notes – (identified cost $26,558,129)	26,201,324

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS GOVERNMENT BOND FUND – (Continued)
Value
Principal	Security	(Note 1)
SHORT TERM INVESTMENTS – (6.00%)

$1,247,000	Banc of America Securities LLC Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $1,247,593
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.21%-6.50%, 05/01/15-09/01/44, total market
	value $1,271,940)	$1,247,000
1,754,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $1,754,834
	(collateralized by: U.S. Government agency obligations in a pooled
	cash account, 0%-6.625%, 01/30/06-12/20/027, total market
	value $1,789,080)	1,754,000

Total Short Term Investments – (identified cost $3,001,000)	3,001,000

Total Investments – (100.09%) – (identified cost $50,773,674) – (a)	50,065,846
Liabilities Less Other Assets – (0.09%)	(45,246)
Net Assets – (100.00%)	$50,020,600

(a)    Aggregate cost for Federal Income Tax purposes is $50,773,674. At December 31, 2005 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$10,725
Unrealized depreciation	(718,553)
Net unrealized depreciation	$(707,828)

(b)    The interest rates on floating rate securities, shown as of December 31, 2005, may change daily or less frequently and are based on indices of market interests rates.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS GOVERNMENT MONEY MARKET FUND

		Value
Principal		(Note 1)
FANNIE MAE – (12.05%)
$1,000,000	5.875%, 02/02/06	$1,001,694
7,355,000	2.03%, 02/09/06	7,338,909
2,000,000	2.125%, 02/10/06	1,995,111
5,760,000	5.50%, 02/15/06	5,768,943
8,500,000	2.25%, 02/28/06	8,472,168
1,500,000	2.05%, 03/29/06	1,491,344
8,730,000	2.35%, 04/29/06	8,689,058
10,000,000	4.20%, 05/09/06 (b)	9,999,304
5,000,000	2.50%, 05/10/06	4,972,753
3,235,000	2.25%, 05/15/06	3,207,440
1,000,000	2.41%, 05/26/06	992,874
2,475,000	3.02%, 06/01/06	2,464,309
500,000	2.00%, 06/09/06	494,391
5,000,000	1.75%, 06/16/06	4,945,699

	Total FANNIE MAE – (identified cost $61,833,997)	61,833,997

FEDERAL FARM CREDIT BANK – (3.21%)
2,000,000	2.09%, 01/30/06	1,996,677
500,000	2.25%, 01/30/06	499,464
3,000,000	2.00%, 03/08/06	2,989,750
1,000,000	2.88%, 06/29/06	995,773
10,000,000	4.23%, 07/14/06 (b)	10,000,000

	Total Federal Farm Credit Bank – (identified cost $16,481,664)	16,481,664

FEDERAL HOME LOAN BANK – (31.98%)
1,000,000	1.75%, 01/12/06	999,484
3,000,000	1.75%, 01/12/06	2,998,455
905,000	2.60%, 01/27/06 (c)	904,070
5,250,000	2.08%, 02/03/06	5,239,734
2,910,000	2.00%, 02/13/06	2,903,997
7,000,000	2.50%, 02/24/06	6,981,456
5,000,000	2.50%, 03/15/06	4,983,969
4,500,000	3.00%, 03/17/06	4,491,759
5,000,000	4.00%, 03/28/06	5,000,000
5,000,000	1.86%, 04/07/06	4,971,736
2,500,000	2.50%, 04/11/06	2,487,352
8,000,000	4.00%, 04/21/06	7,999,426
8,000,000	3.75%, 04/25/06 (d)	8,000,000
1,500,000	2.02%, 04/28/06	1,491,757

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS GOVERNMENT MONEY MARKET FUND – (Continued)

		Value
Principal		(Note 1)
FEDERAL HOME LOAN BANK – (Continued)
$5,050,000	4.04%, 04/28/06 (b)	$5,048,748
3,000,000	2.25%, 05/15/06	2,978,456
7,940,000	5.375%, 05/15/06	7,974,356
5,040,000	2.875%, 05/23/06	5,014,298
1,500,000	4.00%, 05/30/06	1,497,484
1,040,000	3.00%, 06/01/06	1,035,864
1,500,000	2.58%, 06/15/06	1,488,301
1,270,000	3.85%, 06/22/06 (d)	1,270,000
1,000,000	2.25%, 06/23/06	992,257
22,500,000	3.80%, 07/21/06 (d)	22,500,000
10,000,000	2.30%, 07/28/06	9,884,428
15,000,000	4.15%, 08/02/06 (b)	15,000,000
30,000,000	4.094%, 11/09/06 (b)	30,000,000

	Total Federal Home Loan Bank – (identified cost $164,137,387)	164,137,387

FREDDIE MAC – (11.38%)
10,500,000	5.25%, 01/15/06	10,504,699
3,165,000	5.95%, 01/19/06	3,168,529
6,000,000	2.15%, 02/10/06	5,988,734
4,000,000	2.25%, 02/17/06	3,991,812
4,200,000	6.28%, 03/06/06	4,220,663
5,000,000	2.50%, 05/05/06	4,968,567
5,000,000	2.75%, 05/05/06	4,975,192
2,000,000	2.75%, 05/05/06	1,988,461
4,500,000	2.60%, 05/12/06	4,470,966
4,295,000	2.15%, 06/02/06	4,262,936
1,000,000	2.50%, 06/12/06 (d)	992,406
2,000,000	1.875%, 06/30/06	1,978,896
3,000,000	2.09%, 07/06/06	2,962,800
1,000,000	2.03%, 07/07/06	988,145
2,000,000	2.00%, 07/14/06	1,975,126
1,000,000	2.45%, 12/11/06	978,773

	Total FREDDIE MAC – (identified cost $58,416,705)	58,416,705

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS GOVERNMENT MONEY MARKET FUND – (Continued)

Value
Principal	(Note 1)
REPURCHASE AGREEMENTS – (34.89%)

$74,431,000	Banc of America Securities LLC Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $74,466,396
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.21%-6.50%, 05/01/15-09/01/44, total market
	value $75,919,620)	$74,431,000
104,643,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $104,692,764
	(collateralized by: U.S. Government agency obligations in a pooled
	cash account, 0%-6.625%, 01/30/06-12/20/027, total market
	value $106,735,860)	104,643,000

Total Repurchase Agreements – (identified cost $179,074,000)	179,074,000

Total Investments – (93.51%) – (identified cost $479,943,753) – (a)	479,943,753
Other Assets Less Liabilities – (6.49%)	33,276,890
Net Assets – (100%)	$513,220,643

(a)	Aggregate cost for Federal Income Tax Purposes is $479,943,753.

(b)    The interest rates on floating rate securities, shown as of December 31, 2005, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

(c)	The interest rates on variable rate securities represents the current rate as of December 31, 2005.

(d)    Represents a step-up bond: a bond that pays one coupon rate for an initial period followed by a higher coupon rate.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS FINANCIAL FUND

Value
Shares	Security	(Note 1)
COMMON STOCK – (100.15%)

CAPITAL GOODS – (7.75%)
2,450,000	Tyco International Ltd.	$70,707,000
CAPITAL MARKETS – (2.97%)
660,300	Ameriprise Financial, Inc.	27,072,300
COMMERCIAL BANKS – (4.80%)
1,208,000	Commerce Bancorp, Inc.	41,567,280
75,700	ICICI Bank Ltd., ADR	2,180,160
		43,747,440
COMMERCIAL SERVICES & SUPPLIES – (6.49%)
883,750	D&B Corp.*	59,175,900
CONSUMER FINANCE – (13.93%)
1,949,000	American Express Co.	100,295,540
815,000	First Marblehead Corp.	26,780,900
		127,076,440
CONSUMER SERVICES – (2.13%)
791,000	H&R Block, Inc.	19,419,050
DIVERSIFIED FINANCIAL SERVICES – (10.31%)
1,019,560	JPMorgan Chase & Co.	40,466,336
872,600	Moody’s Corp.	53,595,092
		94,061,428
FOOD, BEVERAGE, & TOBACCO – (2.82%)
345,000	Altria Group, Inc.	25,778,400
LIFE & HEALTH INSURANCE – (0.81%)
208,700	China Life Insurance Co., Ltd., ADR*	7,362,936
MATERIALS – (2.83%)
459,000	Sealed Air Corp.*	25,782,030
MULTI-LINE INSURANCE – (11.28%)
826,796	American International Group, Inc.	56,412,291
490,200	Loews Corp.	46,495,470
		102,907,761
PROPERTY & CASUALTY INSURANCE – (13.74%)
557	Berkshire Hathaway Inc., Class A*	49,361,340
337,300	FPIC Insurance Group, Inc.*	11,705,997
88,200	Markel Corp.*	27,963,810
311,000	Progressive Corp. (Ohio)	36,318,580
		125,349,727
REINSURANCE – (13.00%)
225,000	Everest Re Group, Ltd.	22,578,750
1,428,187	Transatlantic Holdings, Inc.	95,974,166
		118,552,916

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS FINANCIAL FUND – (Continued)
Value
Shares/Principal	Security	(Note 1)
COMMON STOCK – (Continued)

THRIFT & MORTGAGE FINANCE – (7.29%)
1,007,400	Golden West Financial Corp.	$66,488,400

Total Common Stock – (identified cost $453,645,705)	913,481,728

SHORT TERM INVESTMENTS – (0.03%)

$103,000	Banc of America Securities LLC Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $103,049
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.21%-6.50%, 05/01/15-09/01/44, total market
	value $105,060)	103,000
144,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $144,068
	(collateralized by: U.S. Government agency obligations in a pooled
	cash account, 0%-6.625%, 01/30/06-12/20/027, total market
	value $146,880)	144,000

Total Short Term Investments – (identified cost $247,000)	247,000

Total Investments – (100.18%) – (identified cost $453,892,705) – (a)	913,728,728
Liabilities Less Other Assets – (0.18%)	(1,669,735)
Net Assets – (100%)	$912,058,993

*Non-Income Producing Security.

(a)    Aggregate cost for Federal Income Tax purposes is $453,892,705. At December 31, 2005 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$459,836,023
Unrealized depreciation	–
Net unrealized appreciation	$459,836,023

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS APPRECIATION & INCOME FUND

Value
Shares/Principal	Security	(Note 1)
CONVERTIBLE Preferred Stock – (6.53%)

CAPITAL GOODS – (1.82%)
166,700	United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd.	$7,126,425
COMMERCIAL BANKS – (0.86%)
90,000	HSBC Finance Corp., (Convertible into HSBC Holdings PLC),
	8.875%, 02/15/06, Adjustable Conversion-Rate Equity Security
	Cum. Conv. Pfd.	3,362,130
PROPERTY & CASUALTY INSURANCE – (0.75%)
119,400	Travelers Property Casualty Corp., 4.50%, 04/15/32, Conv. Pfd.	2,956,344
TRANSPORTATION – (1.18%)
161,300	Continental Airlines Finance Trust II, 6.00%, 11/15/30, Cum. Conv. Pfd.	4,637,375
UTILITIES – (1.92%)
169,500	AES Trust III, 6.75%, 10/15/29, Conv. Pfd.	7,525,800

	Total Convertible Preferred Stock – (identified cost $20,839,387)	25,608,074

Convertible Bonds – (41.99%)

CAPITAL GOODS – (4.18%)
$13,600,000	Masco Corp., Series B Conv. Sr. Notes, Zero Cpn., 2.95%,
	07/20/31 (c)(d)	6,256,000
5,500,000	Quanta Services, Inc., Conv. Sub. Deb., 4.50%, 10/01/23	7,232,500
3,000,000	Quanta Services, Inc., Conv. Sub. Notes, 4.00%, 07/01/07	2,910,000
		16,398,500
COMMERCIAL SERVICES & SUPPLIES – (7.88%)
9,160,000	NCO Group Inc., Conv. Sub. Notes, 4.75%, 04/15/06	9,114,200
12,210,000	School Specialty, Inc., Conv. Sub. Notes, 3.75%/Zero Cpn., 08/01/23 (e)	12,637,350
8,260,000	Waste Connections, Inc., Conv. Sub. Notes, 4.75%, 05/01/22 (f)	9,179,338
		30,930,888
CONSUMER FINANCE – (3.02%)
11,100,000	American Express Co., Ser. 144A Conv. Sr. Notes, 1.85%/Zero Cpn.,
	12/01/33 (b)(e)	11,835,375
CONSUMER SERVICES – (2.89%)
4,900,000	GTECH Holdings Corp., Conv. Deb., 1.75%, 12/15/21	11,337,375
ENERGY – (5.08%)
12,400,000	Lehman Brothers Holdings Inc., Conv. Notes, (Convertible into
	Devon Energy Corp.), 0.25%, 08/23/11 (g)	19,946,640
FOOD & STAPLES RETAILING – (0.81%)
2,800,000	Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 1.03%,
	08/19/17 (c)(d)	3,160,500
HEALTH CARE EQUIPMENT & SERVICES – (3.20%)
21,900,000	Universal Health Services, Inc., Conv. Deb., 0.426%, 06/23/20	12,565,125

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS APPRECIATION & INCOME FUND – (Continued)

Value
Principal	Security	(Note 1)
CONVERTIBLE BONDS – (Continued)

MATERIALS – (2.30%)
$9,000,000	Sealed Air Corp., Ser. 144A Conv. Sr. Notes, 3.00%, 06/30/33 (b)	$9,022,500
MEDIA – (1.97%)
13,050,000	News America Inc., Conv. Notes, Zero Cpn., 3.36%, 02/28/21 (c)(d)	7,732,125
MULTI-LINE INSURANCE – (3.81%)
2,500,000	American International Group, Inc., Conv. Sr. Deb., Zero Cpn., 1.76%,
	11/09/31 (c)(d)	1,703,125
13,895,000	American International Group, Inc., Conv. Sr. Notes, 0.50%, 05/15/07	13,252,356
		14,955,481
PHARMACEUTICALS & BIOTECHNOLOGY – (0.96%)
4,400,000	Valeant Pharmaceuticals International, Conv. Sub. Notes,
	4.00%, 11/15/13	3,773,000
REAL ESTATE – (2.27%)
8,500,000	Vornado Realty L.P., Conv. Sr. Deb., 3.875%, 04/15/25	8,914,375
RESIDENTIAL/COMMERCIAL BUILDING – (0.45%)
1,600,000	WCI Communities, Inc., Conv. Sr. Sub. Notes, 4.00%, 08/05/23	1,780,000
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – (3.17%)
2,675,000	Fairchild Semiconductor Corp., Conv. Sr. Sub., 5.00%, 11/01/08	2,621,500
10,220,000	International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07	9,811,200
		12,432,700

Total Convertible Bonds – (identified cost $152,813,364)	164,784,584

CORPORATE Bonds – (4.19%)

AUTOMOTIVE RETAIL – (0.46%)
1,900,000	AutoZone, Inc., Sr. Notes, 5.50%, 11/15/15	1,792,774
CONSUMER FINANCE – (1.99%)
14,200,000	Providian Financial Corp., Conv. Notes, Zero Cpn.,
	6.58%, 02/15/21 (c)(d)(g)	7,791,540
ENERGY – (0.36%)
1,300,000	Occidental Petroleum Corp., Sr. Notes, 6.75%, 01/15/12	1,428,657
HOUSEHOLD & PERSONAL PRODUCTS – (1.38%)
6,000,000	Avon Products, Inc., Sr. Notes, 4.20%, 07/15/18	5,414,046

Total Corporate Bonds – (identified cost $14,082,669)	16,427,017

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS APPRECIATION & INCOME FUND – (Continued)

Value
Shares	Security	(Note 1)
COMMON STOCK – (22.34%)

AUTOMOTIVE RETAIL – (1.47%)
62,900	AutoZone, Inc.*	$5,771,075
CAPITAL GOODS – (2.00%)
126,400	Masco Corp.	3,816,016
306,700	Quanta Services, Inc.*	4,039,239
		7,855,255
COMMERCIAL SERVICES & SUPPLIES – (1.04%)
118,000	Waste Connections, Inc.*	4,066,280
DEPARTMENT STORES – (1.99%)
140,350	J. C. Penney Co., Inc.	7,803,460
DIVERSIFIED FINANCIAL SERVICES – (1.38%)
111,500	Citigroup Inc.	5,411,095
ENERGY – (0.29%)
14,500	Occidental Petroleum Corp.	1,158,260
FOOD & STAPLES RETAILING – (0.82%)
64,900	Costco Wholesale Corp.	3,206,385
HOUSEHOLD & PERSONAL PRODUCTS – (2.28%)
313,000	Avon Products, Inc.	8,936,150
MEDIA – (0.49%)
115,000	News Corp., Class B	1,910,150
MULTI-LINE INSURANCE – (0.43%)
24,900	American International Group, Inc.	1,698,927
REAL ESTATE – (7.90%)
14,912	Centerpoint Properties Trust	737,846
245,667	General Growth Properties, Inc.	11,543,892
245,160	SL Green Realty Corp.	18,727,772
		31,009,510
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – (1.07%)
131,700	International Rectifier Corp. *	4,201,230
SOFTWARE & SERVICES – (1.18%)
103,000	SAP AG-ADR	4,642,210

Total Common Stock – (identified cost $51,556,239)	87,669,987

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS APPRECIATION & INCOME FUND – (Continued)

Value
Principal	Security	(Note 1)
SHORT TERM INVESTMENTS – (24.28%)

$39,596,000	Banc of America Securities LLC Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $39,614,830
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.21%-6.50%, 05/01/15-09/01/44, total market
	value $40,387,920)	$39,596,000
55,667,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $55,693,473
	(collateralized by: U.S. Government agency obligations in a pooled
	cash account, 0%-6.625%, 01/30/06-12/20/027, total market
	value $56,780,340)	55,667,000

Total Short Term Investments – (identified cost $95,263,000)	95,263,000

Total Investments – (99.33%) – (identified cost $334,554,659) – (a)	389,752,662
Other Assets Less Liabilities – (0.67%)	2,640,675
Net Assets – (100.00%)	$392,393,337

*Non-Income Producing Security.

(a)    Aggregate cost for Federal Income Tax purposes is $334,676,674. At December 31, 2005 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$58,779,549
Unrealized depreciation	(3,703,561)
Net unrealized appreciation	$55,075,988

(b)    These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $20,857,875 or 5.32% of the Fund’s net assets, as of December 31, 2005.

(c)    As of December 31, 2005, zero coupon bonds represented $26,643,290 or 6.79% of the Fund’s net assets. Because zero coupon bonds pay no interest their value is generally more volatile than the value of other debt securities.

(d)	Zero coupon bonds reflect effective yield on the date of purchase.

(e)    Represents a step-down bond: a bond that pays one coupon rate for an initial period followed by a lower coupon rate.

(f)     The interest rates on floating rate securities, shown as of December 31, 2005, may change daily or less frequently.

(g)	Illiquid Security – See Note 9 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS REAL ESTATE FUND

Value
Shares	Security	(Note 1)
COMMON STOCK – (85.77%)

APARTMENT REITS – (12.43%)
537,800	American Campus Communities, Inc.	$13,337,440
324,000	Archstone-Smith Trust	13,572,360
218,000	Camden Property Trust	12,626,560
229,333	Essex Property Trust, Inc.	21,144,503
771,921	United Dominion Realty Trust, Inc.	18,093,828
		78,774,691
DIVERSIFIED REITS – (9.09%)
670,000	Cousins Properties, Inc.	18,961,000
520,673	Duke Realty Corp.	17,390,478
260,900	Spirit Finance Corp.	2,961,215
219,562	Vornado Realty Trust	18,326,840
		57,639,533
HEALTH CARE REITS – (1.98%)
391,000	Ventas, Inc.	12,519,820
MORTGAGE REITS – (1.38%)
384,300	Gramercy Capital Corp.	8,754,354
OFFICE PROPERTY REITS – (22.44%)
289,113	Alexandria Real Estate Equities, Inc.	23,273,597
259,842	Boston Properties, Inc.	19,262,087
460,356	CarrAmerica Realty Corp.	15,942,128
415,400	Columbia Equity Trust, Inc.	6,708,710
618,138	Corporate Office Properties Trust	21,968,625
388,600	Kilroy Realty Corp.	24,054,340
406,358	SL Green Realty Corp.	31,041,688
		142,251,175
REAL ESTATE OPERATIONS/DEVELOPMENT – (9.53%)
1,420,183	Brixton PLC	10,567,820
148,600	Derwent Valley Holdings PLC	3,684,154
698,284	Forest City Enterprises, Inc., Class A	26,485,912
184,000	Hammerson PLC	3,235,368
490,000	Liberty International PLC	8,266,062
73,000	St. Joe Company	4,907,060
319,000	Slough Estates PLC	3,284,807
		60,431,183
REGIONAL MALL REITS – (8.73%)
547,557	General Growth Properties, Inc.	25,729,703
246,800	Mills Corp.	10,350,792

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS REAL ESTATE FUND – (Continued)

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

REGIONAL MALL REITS – (Continued)
135,200	Pennsylvania REIT	$5,051,072
185,253	Simon Property Group, Inc.	14,195,937
		55,327,504
SHOPPING CENTER REITS – (12.62%)
476,808	Developers Diversified Realty Corp.	22,419,512
625,590	Kimco Realty Corp.	20,068,927
270,400	Pan Pacific Retail Properties, Inc.	18,087,056
329,778	Regency Centers Corp.	19,440,413
		80,015,908
TRANSPORTATION – (0.55%)
82,500	Florida East Coast Industries, Inc.	3,495,525
WAREHOUSE & INDUSTRIAL REITS – (7.02%)
280,500	AMB Property Corp.	13,792,185
86,454	Centerpoint Properties Trust	4,277,744
566,492	ProLogis	26,466,506
		44,536,435

Total Common Stock – (identified cost $349,848,335)	543,746,128

PREFERRED STOCK – (0.47%)

APARTMENT REITS – (0.47%)
43,700	Equity Residential, 7.00%, Series E, Cum. Conv. Pfd.	1,911,875
32,000	Equity Residential, 8.60%, Series D, Cum. Pfd.	819,040
10,000	Equity Residential, 9.125%, Series C, Cum. Pfd.	254,150

Total Preferred Stock – (identified cost $2,204,017)	2,985,065

DAVIS SERIES, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2005

DAVIS REAL ESTATE FUND – (Continued)

Value
Principal	Security	(Note 1)
SHORT TERM INVESTMENTS – (9.89%)

$26,072,000	Banc of America Securities LLC Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $26,084,399
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.21%-6.50%, 05/01/15-09/01/44, total market
	value $26,593,440)	$26,072,000
36,654,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 4.28%,
	01/03/06, dated 12/30/05, repurchase value of $36,671,431
	(collateralized by: U.S. Government agency obligations in a pooled
	cash account, 0%-6.625%, 01/30/06-12/20/027, total market
	value $37,387,080)	36,654,000

Total Short Term Investments – (identified cost $62,726,000)	62,726,000

Total Investments – (96.13%) – (identified cost $414,778,352) – (a)	609,457,193
Other Assets Less Liabilities – (3.87%)	24,537,537
Net Assets – (100.00%)	$633,994,730

(a)    Aggregate cost for Federal Income Tax purposes is $417,645,073. At December 31, 2005 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$194,076,140
Unrealized depreciation	(2,264,020)
Net unrealized appreciation	$191,812,120

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2005

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$727,872,608	$50,065,846	$479,943,753	$913,728,728	$389,752,662	$609,457,193
Affiliated companies	15,354,075	–	–	–	–	–
Cash	5,376	4,684	14,896	88,674	3,957	3,508
Cash – Foreign currencies
(cost $122,496)	120,901	–	–	–	–	–
Receivables:
Dividends and interest	698,678	404,508	2,165,879	629,264	1,369,090	2,678,246
Capital stock sold	3,048,859	218,994	31,677,825	4,275,079	2,580,792	2,855,906
Investment securities sold	1,069,633	–	–	–	681,632	22,606,762
Total assets	748,170,130	50,694,032	513,802,353	918,721,745	394,388,133	637,601,615
LIABILITIES:
Payables:
Capital stock reacquired	1,621,218	487,887	193,758	5,296,048	1,372,316	2,608,100
Investment securities purchased	1,104,084	–	–	–	–	–
Distributions payable	–	48,161	–	–	–	–
Accrued expenses	268,338	80,395	153,745	290,587	150,315	237,803
Accrued management fees	421,071	13,356	234,207	506,285	242,040	372,122
Distribution and service plan
fees (Note 3)	474,696	43,633	–	569,832	230,125	388,860
Total liabilities	3,889,407	673,432	581,710	6,662,752	1,994,796	3,606,885
NET ASSETS	$744,280,723	$50,020,600	$513,220,643	$912,058,993	$392,393,337	$633,994,730

NET ASSETS CONSISTS OF:
Par value of shares of capital stock	$316,480	$90,990	$5,132,206	$220,886	$140,584	$157,467
Additional paid-in capital	602,353,350	57,381,095	508,088,437	447,952,258	331,646,688	404,747,319
Overdistributed net investment income	(4,239,135)	–	–	–	(752,710)	(6,959,311)
Accumulated net realized gains (losses) from investments and foreign currency transactions	(7,140,921)	(6,743,657)	–	4,049,826	6,160,772	41,371,088
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	152,990,949	(707,828)	–	459,836,023	55,198,003	194,678,167
Net Assets	$744,280,723	$50,020,600	$513,220,643	$912,058,993	$392,393,337	$633,994,730

*Including repurchase agreements of $179,074,000 and $95,263,000 for Davis Government Money Market Fund and Davis Appreciation & Income Fund, respectively, cost for Unafilliated companies and Affiliated companies of $572,322,747 and $17,912,546 respectively for Davis Opportunity Fund, and cost of $50,773,674, $479,943,753, $453,892,705, $334,554,659, and $414,778,352 for Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively.

DAVIS SERIES, INC.

STATEMENTS OF ASSETS AND LIABILITIES – (Continued)

At December 31, 2005

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund
CLASS A SHARES
Net assets	$446,794,056	$19,340,371	$472,060,668	$613,682,699	$224,599,684	$372,570,903
Shares outstanding	18,394,042	3,513,608	472,060,668	14,473,421	8,039,708	9,260,188
Net asset value and redemption price per share (net assets/shares outstanding)	$24.29	$5.50	$1.00	$42.40	$27.94	$40.23
Maximum offering price per share (100/95.25 of net asset value)	$25.50	$5.77	$1.00	$44.51	$29.33	$42.24

CLASS B SHARES
Net assets	$96,501,225	$25,207,658	$35,252,649	$192,048,720	$75,288,547	$87,038,723
Shares outstanding	4,501,763	4,591,813	35,252,649	4,945,903	2,721,148	2,173,474
Net asset value and redemption price per share (net assets/shares outstanding)	$21.44	$5.49	$1.00	$38.83	$27.67	$40.05

CLASS C SHARES
Net assets	$150,843,538	$5,357,993	$5,907,326	$94,512,279	$55,395,256	$95,228,865
Shares outstanding	6,742,185	972,892	5,907,326	2,395,128	1,974,456	2,359,964
Net asset value and redemption price per share (net assets/shares outstanding)	$22.37	$5.51	$1.00	$39.46	$28.06	$40.35

CLASS Y SHARES
Net assets	$50,141,904	$114,578	$–	$11,815,295	$37,109,850	$79,156,239
Shares outstanding	2,010,040	20,653	–	274,127	1,323,098	1,953,092
Net asset value and redemption price per share (net assets/shares outstanding)	$24.95	$5.55	$–	$43.10	$28.05	$40.53

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2005

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends:
Unaffiliated companies*	$6,537,901	$–	$–	$9,664,390	$3,259,318	$14,436,460
Affiliated companies	115,913	–	–	–	–	–
Interest	1,592,993	1,999,577	17,680,653	42,653	7,666,249	1,001,116
Total income	8,246,807	1,999,577	17,680,653	9,707,043	10,925,567	15,437,576
Expenses:
Management fees (Note 2)	4,163,731	176,711	2,572,834	5,701,681	2,472,975	4,057,068
Custodian fees	145,408	33,167	74,366	120,012	62,683	100,896
Transfer agent fees:
Class A	589,352	61,015	66,945	599,852	157,046	349,018
Class B	177,861	67,631	78,804	415,564	107,354	145,308
Class C	186,130	17,040	17,156	164,750	57,248	116,915
Class Y	28,110	724	–	15,347	7,436	13,572
Audit fees	15,600	12,000	20,400	30,000	16,800	20,400
Legal fees	10,762	963	9,435	15,161	6,049	10,641
Accounting fees (Note 2)	6,504	2,496	37,500	14,496	7,500	9,504
Reports to shareholders	135,751	15,087	91,499	215,867	75,120	184,664
Directors’ fees and expenses	55,634	12,673	52,026	78,212	30,620	52,951
Registration and filing fees	86,000	54,451	83,993	71,279	66,224	79,983
Interest expense	–	–	–	33,379	–	–
Miscellaneous	16,353	7,399	13,386	18,912	12,842	17,366
Distribution plan payments (Note 3):
Class A	942,831	42,102	–	1,064,214	336,931	814,847
Class B	1,001,940	299,474	–	2,301,816	794,946	1,025,758
Class C	1,152,000	61,496	–	949,302	440,422	904,461
Total expenses	8,713,967	864,429	3,118,344	11,809,844	4,652,196	7,903,352
Expenses paid indirectly (Note 6)	(1,286)	(39)	(239)	(424)	(415)	(42)
Reimbursement of expenses by adviser (Note 10)	(43,053)	(10,048)	(21,066)	(159,351)	(20,919)	(49,286)
Net expenses	8,669,628	854,342	3,097,039	11,650,069	4,630,862	7,854,024
Net investment income (loss)	(422,821)	1,145,235	14,583,614	(1,943,026)	6,294,705	7,583,552

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investment transactions	20,503,351	(244,163)	–	61,142,832	16,194,444	76,884,980
Foreign currency transactions	(25,157)	–	–	(8,013)	–	(3,415)
Option transactions	219,053	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments	31,135,605	(599,392)	–	3,880,395	(1,220,091)	(11,583,489)
Net realized and unrealized gain (loss) on investments and foreign currency	51,832,852	(843,555)	–	65,015,214	14,974,353	65,298,076
Net increase (decrease) in net assets resulting from operations	$51,410,031	$301,680	$14,583,614	$63,072,188	$21,269,058	$72,881,628
*Net of foreign taxes withheld as follows	$466,002	$–	$–	$27,821	$5,443	$35,720

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2005

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(422,821)	$1,145,235	$14,583,614	$(1,943,026)	$6,294,705	$7,583,552
Net realized gain (loss) from investments, options, and foreign currency transactions	20,697,247	(244,163)	–	61,134,819	16,194,444	76,881,565
Net change in unrealized appreciation (depreciation) on investments	31,135,605	(599,392)	–	3,880,395	(1,220,091)	(11,583,489)
Net increase in net assets resulting from operations	51,410,031	301,680	14,583,614	63,072,188	21,269,058	72,881,628

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
Class A	(4,251,216)	(538,167)	(13,274,630)	–	(4,274,477)	(7,183,940)
Class B	(191,375)	(639,096)	(1,117,620)	–	(1,068,191)	(1,291,175)
Class C	(294,601)	(128,274)	(191,364)	–	(603,910)	(1,225,122)
Class Y	(406,750)	(5,297)		–	(816,652)	(1,796,648)

Realized gains from investment transactions
Class A	(10,852,744)	–	–	(26,383,354)	(4,940,686)	(29,108,094)
Class B	(2,666,107)	–	–	(9,364,918)	(1,739,725)	(7,151,456)
Class C	(3,817,725)	–	–	(4,396,808)	(1,206,649)	(7,518,099)
Class Y	(756,743)	–	–	(498,295)	(817,068)	(6,148,349)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
Class A	114,647,740	659,343	(46,589,118)	12,529,196	71,612,560	52,659,611
Class B	(12,821,053)	(9,161,956)	(11,729,691)	(87,496,299)	(6,725,200)	(40,170,726)
Class C	52,699,956	(1,219,277)	(841,326)	(11,642,782)	20,055,306	6,381,004
Class Y	31,541,664	(101,512)	–	1,419,527	6,345,866	8,661,846

Total increase (decrease) in net assets	214,241,077	(10,832,556)	(59,160,135)	(62,761,545)	97,090,232	38,990,480

NET ASSETS:
Beginning of year	530,039,646	60,853,156	572,380,778	974,820,538	295,303,105	595,004,250
End of year*	$744,280,723	$50,020,600	$513,220,643	$912,058,993	$392,393,337	$633,994,730

*Including overdistributed net investment income of	$(4,239,135)	$–	$–	$–	$(752,710)	$(6,959,311)

See Notes to Financial Statements

DAVIS SERIES, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2004

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$455,746	$1,056,705	$4,860,826	$(2,933,485)	$5,545,884	$8,131,272
Net realized gain (loss) from investments and foreign currency transactions	11,335,610	(811,806)	–	3,832,203	9,109,960	44,031,123
Net change in unrealized appreciation (depreciation) on investments	44,965,985	(442,417)	–	103,620,216	16,785,438	89,237,413
Net increase (decrease) in net assets resulting from operations	56,757,341	(197,518)	4,860,826	104,518,934	31,441,282	141,399,808

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
Class A	–	(524,437)	(4,324,920)	–	(3,242,374)	(5,409,746)
Class B	–	(825,650)	(460,928)	–	(1,243,573)	(1,807,079)
Class C	–	(158,571)	(74,978)	–	(475,223)	(1,105,564)
Class Y	–	(6,543)	–	–	(760,635)	(1,592,398)

Return of Capital
Class A	–	(11,049)	–	–	–	–
Class B	–	(17,394)	–	–	–	–
Class C	–	(3,341)	–	–	–	–
Class Y	–	(138)	–	–	–	–

CAPITAL SHARE TRANSACTION:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5)
Class A	76,403,515	(5,675,919)	22,033,738	(14,714,722)	22,939,552	55,916,138
Class B	(3,375,430)	(26,549,215)	(17,969,867)	(57,150,094)	1,150,314	(14,537,597)
Class C	24,470,358	(6,073,516)	(3,114,348)	(14,994,142)	7,243,485	10,424,182
Class Y	9,163,756	(38,399)	–	(2,772,790)	1,643,607	(488,828)

Total increase (decrease) in net assets	163,419,540	(40,081,690)	949,523	14,887,186	58,696,435	182,798,916

NET ASSETS:
Beginning of year	366,620,106	100,934,846	571,431,255	959,933,352	236,606,670	412,205,334
End of year*	$530,039,646	$60,853,156	$572,380,778	$974,820,538	$295,303,105	$595,004,250

*Including undistributed net investment income (loss) of	$368,690	$–	$–	$(14,127)	$(284,185)	$(2,897,495)

See Notes to Financial Statements

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “40 Act”) as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “the Funds”):

Davis Opportunity Fund seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities. Effective February 1, 2005, the Fund modified its investment strategy to maintain a weighted average maturity of three years or less. Previously, the Fund sought to maintain a weighted average maturity of between three and ten years.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Davis Financial Fund seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

Davis Appreciation & Income Fund seeks to achieve total return. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common and preferred stock, and fixed income securities. It may invest in lower rated bonds commonly known as "junk bonds”.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C, and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of the Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

A.    VALUATION OF SECURITIES – Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by a significant event occurring after the close of their primary markets, are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B.     MASTER REPURCHASE AGREEMENTS – The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C.    CURRENCY TRANSLATION – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

D.    FOREIGN CURRENCY – The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

E.    FEDERAL INCOME TAXES – It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2005, Davis Government Bond Fund had approximately $91,000 of post October 2005 losses available to offset future capital gains if any, which expire in 2014. At December 31, 2005, Davis Opportunity Fund had approximately $5,831,000 of post October 2005 losses available to offset future capital gains if any, which expire in 2014. At December 31, 2005, Davis Government Bond Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

DAVIS GOVERNMENT BOND FUND
Expiring
12/31/2007	$1,973,000
12/31/2008	906,000
12/31/2009	–
12/31/2010	–
12/31/2011	2,128,000
12/31/2012	1,243,000
12/31/2013	403,000
Total	$6,653,000

F.     USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G.    INDEMNIFICATION - Under the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with its service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

H.    SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

I.      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydowns on fixed income securities, foreign currency transactions, net operating losses, passive foreign investment company shares, distributions from real estate investment trusts, and distributions in connection with redemption of Fund shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2005, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $958,938, an increase in accumulated net realized loss of $4,335,304, and an increase in additional paid in capital of $3,376,366; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $165,599 and a corresponding increase in accumulated net realized loss; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $1,957,153, an increase in accumulated net realized gain of $8,013, and a decrease in additional paid in capital of $1,965,166; for Davis Real Estate Fund, amounts have been reclassified to reflect an increase in overdistributed net investment income of $148,483 and a corresponding increase in accumulated net realized gain.

The tax character of distributions paid during the years ended December 31, 2005 and 2004, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

Davis Opportunity Fund
2005	$ 5,891,121	$ 17,346,140	$ –	$ 23,237,261
2004	–	–	–	–
Davis Government Bond Fund
2005	1,310,834	–	–	1,310,834
2004	1,515,201	–	31,922	1,547,123
Davis Government Money Market Fund
2005	14,583,614	–	–	14,583,614
2004	4,860,826	–	–	4,860,826
Davis Financial Fund
2005	–	40,643,375	–	40,643,375
2004	–	–	–	–
Davis Appreciation & Income Fund
2005	6,763,230	8,704,128	–	15,467,358
2004	5,721,805	–	–	5,721,805
Davis Real Estate Fund
2005	13,698,151	47,724,732	–	61,422,883
2004	9,914,787	–	–	9,914,787

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

As of December 31, 2005 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Undistrubuted net investment income	$6,582,163	$-	$-	$8,833	$3,263,357
Accumulated net realized losses from investments and foreign currency transactions	(5,830,871)	(6,743,657)	-	-	-
Undistributed long term capital gain	-	–	4,049,826	5,521,244	34,015,141
Net unrealized appreciation (depreciation) on investments	140,859,601	(707,828)	459,836,023	55,075,988	191,811,446
Total	$141,610,893	$(7,451,485)	$463,885,849	$60,606,065	$229,089,944

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to Davis Advisors, the Funds’ investment adviser (the “Adviser”). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets, and 0.40% of average net assets in excess of $500 million. Until February 1, 2005, the fee for the Davis Government Bond Fund was 0.50% of average net assets. Effective February 1, 2005, the fee for the Davis Government Bond Fund is 0.30% of average net assets. The fee for each of the Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended December 31, 2005, approximated 0.67%, 0.32%, 0.47%, 0.63%, 0.72%, and 0.67% of average net assets for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively.

Boston Financial Data Services, Inc. (“BFDS”) is the Funds’ primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2005 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $52,663, $6,865, $12,397, $86,137, $24,344, and $40,068, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain accounting services. The fee for these services for the year ended December 31, 2005 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500, and $9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES OF THE DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND, AND DAVIS REAL ESTATE FUND

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended December 31, 2005, Davis Distributors, LLC, the Funds’ Underwriter (the “Underwriter” or “Distributor”) received $1,298,668, $28,072, $346,408, $725,777, and $714,325 from commissions earned on sales of Class A shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively, of which $197,196, $4,603, $49,456, $113,349, and $112,274 was retained by the Underwriter and the remaining $1,101,472, $23,469, $296,952, $612,428, and $602,051 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds’ registration statement, sales literature, and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The service fee for Class A shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund for the year ended December 31, 2005 was $942,831, $42,102, $1,064,214, $336,931, and $814,847, respectively.

CLASS B SHARES OF THE DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND, AND DAVIS REAL ESTATE FUND

Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (Continued)

During the year ended December 31, 2005, Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund made distribution plan payments which included distribution fees of $753,308, $224,820, $1,731,272, $597,281, and $771,316, respectively and service fees of $248,632, $74,654, $570,544, $197,665, and $254,442, respectively.

Commission advances by the Distributor during the year ended December 31, 2005 on the sale of Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $290,075, $9,893, $101,753, $216,255, and $176,043, respectively, all of which was reallowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund in the amounts of $2,616,863, $4,906,444, $24,727,987, $7,338,529, and $14,192,884, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 2005, the Distributor received contingent deferred sales charges from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund of $112,625, $80,611, $273,124, $88,409, and $89,414, respectively.

CLASS C SHARES OF THE DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND, AND DAVIS REAL ESTATE FUND

Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (Continued)

During the year ended December 31, 2005, Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund made distribution fees of $864,000, $46,122, $711,977, $330,317, and $678,346, respectively and service fees of $288,000, $15,374, $237,325, $110,105, and $226,115. During the year ended December 31, 2005, the Distributor received $17,764, $1,287, $3,755, $7,281, and $13,193 in contingent deferred sales charges from Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2005 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Cost of purchases	$403,889,936	$28,525,178	$46,660,462	$59,358,707	$140,918,112
Proceeds of sales	$208,803,792	$32,256,837	$173,258,171	$44,627,888	$181,983,105

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 5 – CAPITAL STOCK

At December 31, 2005, there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.1 billion shares are designated to the Davis Government Money Market Fund. Transactions in capital stock were as follows:

CLASS A	Year ended December 31, 2005
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	7,474,120	1,195,213	523,985,374	2,416,490	3,262,203	2,626,293
Shares issued in reinvestment of distributions	614,243	80,966	13,239,222	590,153	269,698	863,281
	8,088,363	1,276,179	537,224,596	3,006,643	3,531,901	3,489,574
Shares redeemed	(3,250,613)	(1,157,922)	(583,813,714)	(2,761,678)	(934,775)	(2,158,861)
Net increase (decrease)	4,837,750	118,257	(46,589,118)	244,965	2,597,126	1,330,713

Proceeds from shares sold	$177,189,366	$6,626,788	$523,985,374	$99,045,919	$89,889,050	$103,892,344
Proceeds from shares issued in reinvestment of distributions	14,784,827	448,555	13,239,222	25,234,942	7,503,464	34,735,967
	191,974,193	7,075,343	537,224,596	124,280,861	97,392,514	138,628,311
Cost of shares redeemed	(77,326,453)	(6,416,000)	(583,813,714)	(111,751,665)	(25,779,954)	(85,968,700)
Net increase (decrease)	$114,647,740	$659,343	$(46,589,118)	$12,529,196	$71,612,560	$52,659,611

CLASS A	Year ended December 31, 2004
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	5,947,705	818,851	477,407,253	2,360,132	1,473,357	3,375,894
Shares issued in reinvestment of distributions	–	78,776	4,284,733	–	114,054	145,405
	5,947,705	897,627	481,691,986	2,360,132	1,587,411	3,521,299
Shares redeemed	(2,355,653)	(1,897,961)	(459,658,248)	(2,767,530)	(714,743)	(1,875,358)
Net increase (decrease)	3,592,052	(1,000,334)	22,033,738	(407,398)	872,668	1,645,941

Proceeds from shares sold	$125,781,889	$4,632,306	$477,407,253	$90,445,659	$38,248,105	$111,968,065
Proceeds from shares issued in reinvestment of distributions	–	446,234	4,284,733	–	2,961,362	5,075,111
	125,781,889	5,078,540	481,691,986	90,445,659	41,209,467	117,043,176
Cost of shares redeemed	(49,378,374)	(10,754,459)	(459,658,248)	(105,160,381)	(18,269,915)	(61,127,038)
Net increase (decrease)	$76,403,515	$(5,675,919)	$22,033,738	$(14,714,722)	$22,939,552	$55,916,138

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 5 – CAPITAL STOCK – (Continued)

CLASS B	Year ended December 31, 2005
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	804,095	1,397,765	19,867,409	123,761	550,055	204,563
Shares issued in reinvestment of distributions	123,661	89,776	1,001,610	218,032	88,627	187,101
	927,756	1,487,541	20,869,019	341,793	638,682	391,664
Shares redeemed	(1,539,731)	(3,144,641)	(32,598,710)	(2,678,426)	(880,536)	(1,408,247)
Net decrease	(611,975)	(1,657,100)	(11,729,691)	(2,336,633)	(241,854)	(1,016,583)

Proceeds from shares sold	$16,836,360	$7,737,383	$19,867,409	$4,689,609	$14,970,621	$7,966,899
Proceeds from shares issued in reinvestment of distributions	2,629,047	496,196	1,001,610	8,544,698	2,439,268	7,479,288
	19,465,407	8,233,579	20,869,019	13,234,307	17,409,889	15,446,187
Cost of shares redeemed	(32,286,460)	(17,395,535)	(32,598,710)	(100,730,606)	(24,135,089)	(55,616,913)
Net decrease	$(12,821,053)	$(9,161,956)	$(11,729,691)	$(87,496,299)	$(6,725,200)	$(40,170,726)

CLASS B	Year ended December 31, 2004
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	1,009,859	927,957	27,958,920	277,785	666,371	575,068
Shares issued in reinvestment of distributions	–	113,715	407,051	–	40,276	45,100
	1,009,859	1,041,672	28,365,971	277,785	706,647	620,168
Shares redeemed	(1,195,009)	(5,746,211)	(46,335,838)	(1,894,047)	(663,569)	(1,082,733)
Net increase (decrease)	(185,150)	(4,704,539)	(17,969,867)	(1,616,262)	43,078	(462,565)

Proceeds from shares sold	$19,064,666	$5,255,340	$27,958,920	$9,892,462	$16,953,880	$19,044,307
Proceeds from shares issued in reinvestment of distributions	–	643,702	407,051	–	1,030,797	1,549,373
	19,064,666	5,899,042	28,365,971	9,892,462	17,984,677	20,593,680
Cost of shares redeemed	(22,440,096)	(32,448,257)	(46,335,838)	(67,042,556)	(16,834,363)	(35,131,277)
Net increase (decrease)	$(3,375,430)	$(26,549,215)	$(17,969,867)	$(57,150,094)	$1,150,314	$(14,537,597)

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 5 – CAPITAL STOCK – (Continued)

CLASS C	Year ended December 31, 2005
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	2,929,518	543,976	7,107,917	227,352	893,529	492,010
Shares issued in reinvestment of distributions	173,609	18,894	166,947	102,004	58,122	193,759
	3,103,127	562,870	7,274,864	329,356	951,651	685,769
Shares redeemed	(709,529)	(782,833)	(8,116,190)	(640,443)	(230,964)	(516,717)
Net increase (decrease)	2,393,598	(219,963)	(841,326)	(311,087)	720,687	169,052

Proceeds from shares sold	$64,264,886	$3,015,124	$7,107,917	$8,691,343	$24,810,716	$19,333,702
Proceeds from shares issued in reinvestment of distributions	3,852,380	104,752	166,947	4,062,791	1,624,027	7,811,945
	68,117,266	3,119,876	7,274,864	12,754,134	26,434,743	27,145,647
Cost of shares redeemed	(15,417,310)	(4,339,153)	(8,116,190)	(24,396,916)	(6,379,437)	(20,764,643)
Net increase (decrease)	$52,699,956	$(1,219,277)	$(841,326)	$(11,642,782)	$20,055,306	$6,381,004

CLASS C	Year ended December 31, 2004
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	1,669,316	230,729	7,513,060	329,707	494,527	643,004
Shares issued in reinvestment of distributions	–	22,254	63,889	–	15,533	27,792
	1,669,316	252,983	7,576,949	329,707	510,060	670,796
Shares redeemed	(427,329)	(1,321,274)	(10,691,297)	(747,263)	(235,154)	(375,566)
Net increase (decrease)	1,241,987	(1,068,291)	(3,114,348)	(417,556)	274,906	295,230

Proceeds from shares sold	$32,862,166	$1,309,046	$7,513,060	$11,933,190	$12,843,318	$21,689,773
Proceeds from shares issued in reinvestment of distributions	–	126,445	63,889	–	403,412	965,967
	32,862,166	1,435,491	7,576,949	11,933,190	13,246,730	22,655,740
Cost of shares redeemed	(8,391,808)	(7,509,007)	(10,691,297)	(26,927,332)	(6,003,245)	(12,231,558)
Net increase (decrease)	$24,470,358	$(6,073,516)	$(3,114,348)	$(14,994,142)	$7,243,485	$10,424,182

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 5 – CAPITAL STOCK – (Continued)

CLASS Y	Year ended December 31, 2005
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	1,498,422	4,262	109,142	217,671	164,400
Shares issued in reinvestment of distributions	43,992	816	10,606	56,309	195,883
	1,542,414	5,078	119,748	273,980	360,283
Shares redeemed	(258,467)	(23,255)	(85,605)	(46,900)	(147,583)
Net increase (decrease)	1,283,947	(18,177)	34,143	227,080	212,700

Proceeds from shares sold	$36,772,410	$23,808	$4,500,930	$6,074,519	$6,759,625
Proceeds from shares issued in reinvestment of distributions	1,087,489	4,560	460,920	1,571,611	7,940,229
	37,859,899	28,368	4,961,850	7,646,130	14,699,854
Cost of shares redeemed	(6,318,235)	(129,880)	(3,542,323)	(1,300,264)	(6,038,008)
Net increase (decrease)	$31,541,664	$(101,512)	$1,419,527	$6,345,866	$8,661,846

CLASS Y	Year ended December 31, 2004
	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation& Income Fund	Davis Real Estate Fund

Shares sold	689,645	13,490	31,662	59,811	54,043
Shares issued in reinvestment of distributions	–	802	–	28,568	44,657
	689,645	14,292	31,662	88,379	98,700
Shares redeemed	(277,719)	(21,004)	(103,910)	(26,322)	(119,648)
Net increase (decrease)	411,926	(6,752)	(72,248)	62,057	(20,948)

Proceeds from shares sold	$15,130,205	$77,500	$1,232,991	$1,582,464	$1,868,363
Proceeds from shares issued in reinvestment of distributions	–	4,566	–	744,839	1,563,965
	15,130,205	82,066	1,232,991	2,327,303	3,432,328
Cost of shares redeemed	(5,966,449)	(120,465)	(4,005,781)	(683,696)	(3,921,156)
Net increase (decrease)	$9,163,756	$(38,399)	$(2,772,790)	$1,643,607	$(488,828)

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 6 - EXPENSES PAID INDIRECTLY

Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $1,286, $39, $239, $424, $415, and $42 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively, during the year ended December 31, 2005.

NOTE 7 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. At December 31, 2005, Davis Financial Fund had no borrowings outstanding. For the year ended December 31, 2005, the average daily loan balance was $840,512 at an average interest rate of 3.9309%. Davis Financial Fund had gross borrowings and gross repayments of $68,890,000 and $70,070,000, respectively, during the year ended December 31, 2005. The maximum amount of borrowings outstanding at any month end was $2,204,000. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings outstanding for the year ended December 31, 2005.

NOTE 8 – OPTION ACTIVITY

Each Fund may purchase or sell options (including “put options”) to pursue its investment objective or for hedging purposes. When selling a put option, the purchaser receives the right to sell, and the writer (the Fund) the obligation to buy, the underlying investment at the exercise price during the option period.

When writing a put option on a security, to secure its obligation to pay for the underlying security, each Fund will deposit, in escrow, liquid assets with a value equal to or greater than the exercise price of the underlying securities. Each Fund therefore, foregoes the opportunity of investing the segregated assets. The premium each Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, each Fund also assumes the obligation, during the option period, to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. See the Statement of Additional Information for more information concerning the Funds’ use of options.

Options are valued daily based upon the Funds’ valuation procedures (Note 1) and unrealized appreciation or depreciation is recorded. Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are reported in the Statement of Operations.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 8 – OPTION ACTIVITY – (Continued)

Written put option activity for the year ended December 31, 2005 was as follows:

	Davis Opportunity Fund
	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2004	235	$476,158
Options written	–	–
Options closed or expired	(235)	(476,158)
Options exercised	–	–
Options outstanding as of December 31, 2005	–	$–

NOTE 9 - ILLIQUID SECURITIES

Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in Davis Opportunity Fund and Davis Appreciation & Income Fund amounted to $5,897,920 or 0.79% and $27,738,180 or 7.07% of the Fund’s net assets, respectively, as of December 31, 2005.

Fund	Security	Acquisition Date	Principal	Units	Cost per Unit	Valuation per Unit as of December 31, 2005
Davis Opportunity Fund	Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11	4/04/05	$5,600,000	56,000	$100.00	$105.32

Davis Appreciation & Income Fund	Lehman Brothers Holdings Inc., Conv. Notes, (Convertible into Devon Energy Corp.), 0.25%, 08/23/11	8/16/04	$12,400,000	124,000	$100.00	$160.86

Davis Appreciation & Income Fund	Providian Financial Corp., Conv. Notes, Zero Cpn., 6.58%, 02/15/21	4/12/02	$14,200,000	142,000	$100.00	$54.87

NOTE 10 – PAYMENTS BY AFFILIATES

The Adviser voluntarily reimbursed each Fund for balance earnings credits on certain Fund demand deposit accounts held at BFDS during the period January 1, 2001 to May 31, 2005. These credits were previously retained by BFDS and not directly transferred to the Funds. The amount paid to Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund amounted to $43,053, $10,048, $21,066, $159,351, $20,919, and $49,286, respectively.

DAVIS SERIES, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

December 31, 2005

NOTE 11– LITIGATION MATTERS

On June 2, 2004, a proposed class action lawsuit was filed in the United States District Court for the Southern District of New York on behalf of investors in certain mutual funds (“Funds”) managed by Davis Selected Advisers L.P. (“Davis Advisors”) including the Davis Funds. The plaintiffs claim that Davis Advisors and its affiliates, and the individual directors of the Funds (collectively the “Defendants”) used Fund assets to pay brokers to market the Funds and that the Defendants disguised such payments as brokerage commissions and further failed to disclose such payments in public filings or elsewhere. The lawsuit seeks damages of unspecified amounts. Three substantially identical proposed class action lawsuits were filed against the Defendants later in June and July 2004 in the United States District Court for the Southern District of New York. All four suits were consolidated into a single action. In October 2005, the District Court issued an order dismissing the consolidated amended class action complaint. The plaintiffs subsequently sought a motion for reconsideration, which was denied in November 2005. In December 2005, the plaintiffs filed an appeal with the United States Court of Appeals for the Second Circuit. Davis Advisors believes the actions are without merit and the Defendants intend to vigorously defend the proceedings. Although no determination can be made at this time, the Funds do not expect this lawsuit to have a material adverse effect on the assets or results of the Funds.

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS OPPORTUNITY FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$23.20	$20.47	$14.53	$16.81	$18.60

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.05 [3]	0.08	(0.07)	(0.07)	(0.07)
Net Realized and Unrealized Gains (Losses)	1.88	2.65	6.01	(2.21)	(1.44)
Total From Investment Operations	1.93	2.73	5.94	(2.28)	(1.51)

Dividends and Distributions
Dividends from Net Investment Income	(0.24)	–	–	–	–
Distributions from Realized Gains	(0.60)	–	–	–	(0.27)
Distributions in Excess of Net Realized Gains	–	–	–	–	(0.01)
Total Dividends and Distributions	(0.84)	–	–	–	(0.28)
Net Asset Value, End of Period	$24.29	$23.20	$20.47	$14.53	$16.81

Total Return[1]	8.33%	13.34%	40.88%	(13.56)%	(8.06)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$446,794	$314,526	$204,015	$111,685	$101,057
Ratio of Expenses to Average Net Assets	1.15%	1.20%	1.30%	1.31%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.18%	0.39%	(0.47)%	(0.49)%	(0.50)%
Portfolio Turnover Rate[2]	35.77%	22.22%	42.34%	42.74%	40.96%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Per share calculations were based on average shares outstanding for the period.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS OPPORTUNITY FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$20.55	$18.28	$13.07	$15.24	$17.05

Income (Loss) From Investment Operations
Net Investment Loss	(0.13)[3]	(0.08)	(0.19)	(0.17)	(0.18)
Net Realized and Unrealized Gains (Losses)	1.66	2.35	5.40	(2.00)	(1.35)
Total From Investment Operations	1.53	2.27	5.21	(2.17)	(1.53)

Dividends and Distributions
Dividends from Net Investment Income	(0.04)	–	–	–	–
Distributions from Realized Gains	(0.60)	–	–	–	(0.27)
Distributions in Excess of Net Realized Gains	–	–	–	–	(0.01)
Total Dividends and Distributions	(0.64)	–	–	–	(0.28)
Net Asset Value, End of Period	$21.44	$20.55	$18.28	$13.07	$15.24

Total Return[1]	7.49%	12.42%	39.86%	(14.24)%	(8.92)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$96,501	$105,077	$96,854	$68,895	$69,903
Ratio of Expenses to Average Net Assets	1.90% [4,5]	1.97%	2.06%	2.09%	2.06%
Ratio of Net Investment Loss to Average Net Assets	(0.57)%	(0.38)%	(1.23)%	(1.27)%	(1.33)%
Portfolio Turnover Rate[2]	35.77%	22.22%	42.34%	42.74%	40.96%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Per share calculations were based on average shares outstanding for the period.

[4]	Ratio of expenses to average net assets before the reduction of expenses paid indirectly was 1.91% for 2005.

[5]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.92%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS OPPORTUNITY FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class C	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$21.42	$19.05	$13.62	$15.89	$17.76

Income (Loss) From Investment Operations
Net Investment Loss	(0.13)[3]	(0.06)	(0.17)	(0.16)	(0.13)
Net Realized and Unrealized Gains (Losses)	1.73	2.43	5.60	(2.11)	(1.46)
Total From Investment Operations	1.60	2.37	5.43	(2.27)	(1.59)

Dividends and Distributions
Dividends from Net Investment Income	(0.05)	–	–	–	–
Distributions from Realized Gains	(0.60)	–	–	–	(0.27)
Distributions in Excess of Net Realized Gains	–	–	–	–	(0.01)
Total Dividends and Distributions	(0.65)	–	–	–	(0.28)
Net Asset Value, End of Period	$22.37	$21.42	$19.05	$13.62	$15.89

Total Return[1]	7.48%	12.44%	39.87%	(14.29)%	(8.90)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$150,844	$93,149	$59,174	$38,793	$30,879
Ratio of Expenses to Average Net Assets	1.90% [4]	1.97%	2.05%	2.06%	2.08%
Ratio of Net Investment Loss to Average Net Assets	(0.57)%	(0.38)%	(1.22)%	(1.24)%	(1.35)%
Portfolio Turnover Rate[2]	35.77%	22.22%	42.34%	42.74%	40.96%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Per share calculations were based on average shares outstanding for the period.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.91%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS OPPORTUNITY FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class Y	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$23.81	$20.93	$14.80	$17.07	$18.83

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.13 [3]	0.17	(0.02)	(0.02)	(0.03)
Net Realized and Unrealized Gains (Losses)	1.93	2.71	6.15	(2.25)	(1.45)
Total From Investment Operations	2.06	2.88	6.13	(2.27)	(1.48)

Dividends and Distributions
Dividends from Net Investment Income	(0.32)	–	–	–	–
Distributions from Realized Gains	(0.60)	–	–	–	(0.27)
Distributions in Excess of Net Realized Gains	–	–	–	–	(0.01)
Total Dividends and Distributions	(0.92)	–	–	–	(0.28)
Net Asset Value, End of Period	$24.95	$23.81	$20.93	$14.80	$17.07

Total Return[1]	8.70%	13.76%	41.42%	(13.30)%	(7.81)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$50,142	$17,287	$6,577	$4,353	$4,309
Ratio of Expenses to Average Net Assets	0.85%	0.86%	0.93%	0.93%	0.91%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.48%	0.73%	(0.10)%	(0.11)%	(0.18)%
Portfolio Turnover Rate[2]	35.77%	22.22%	42.34%	42.74%	40.96%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Per share calculations were based on average shares outstanding for the period.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS GOVERNMENT BOND FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$5.60	$5.73	$5.92	$5.68	$5.60

Income (Loss) From Investment Operations
Net Investment Income	0.15	0.14	0.09	0.21	0.26
Net Realized and Unrealized Gains (Losses)	(0.10)	(0.13)	(0.08)	0.27	0.08
Total From Investment Operations	0.05	0.01	0.01	0.48	0.34

Dividends and Distributions
Dividends from Net Investment Income	(0.15)	(0.14)	(0.17)	(0.23)	(0.26)
Return of Capital	–	– [3]	(0.03)	–	–
Distributions in Excess of Net Investment Income	–	–	–	(0.01)	–
Total Dividends and Distributions	(0.15)	(0.14)	(0.20)	(0.24)	(0.26)

Net Asset Value, End of Period	$5.50	$5.60	$5.73	$5.92	$5.68

Total Return[1]	0.98%	0.17%	0.10%	8.66%	6.27%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$19,340	$19,025	$25,168	$29,892	$18,198
Ratio of Expenses to Average Net Assets	1.08% [4]	1.25%	1.13%	1.08%	1.22%
Ratio of Net Investment Income to Average Net Assets	2.52%	1.84%	1.96%	3.40%	4.59%
Portfolio Turnover Rate[2]	55.46%	165.17%	121.61%	69.89%	149.03%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Less than $0.005 per share.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.10%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS GOVERNMENT BOND FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$5.59	$5.71	$5.91	$5.66	$5.58

Income (Loss) From Investment Operations
Net Investment Income	0.12	0.10	0.03	0.17	0.23
Net Realized and Unrealized Gains (Losses)	(0.10)	(0.12)	(0.08)	0.28	0.07
Total From Investment Operations	0.02	(0.02)	(0.05)	0.45	0.30

Dividends and Distributions
Dividends from Net Investment Income	(0.12)	(0.10)	(0.12)	(0.19)	(0.22)
Return of Capital	–	– [3]	(0.03)	–	–
Distributions in Excess of Net Investment Income	–	–	–	(0.01)	–
Total Dividends and Distributions	(0.12)	(0.10)	(0.15)	(0.20)	(0.22)

Net Asset Value, End of Period	$5.49	$5.59	$5.71	$5.91	$5.66

Total Return[1]	0.33%	(0.33)%	(0.80)%	8.05%	5.48%

Ratios/Supplemental Data:
Net Assets, End of Period (000 omitted)	$25,208	$34,921	$62,549	$99,461	$37,541
Ratio of Expenses to Average Net Assets	1.77% [4]	1.89%	1.82%	1.82%	1.94%
Ratio of Net Investment Income to Average Net Assets	1.83%	1.20%	1.27%	2.66%	3.87%
Portfolio Turnover Rate[2]	55.46%	165.17%	121.61%	69.89%	149.03%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Less than $0.005 per share.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.79%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS GOVERNMENT BOND FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class C	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$5.61	$5.73	$5.93	$5.68	$5.60

Income (Loss) From Investment Operations
Net Investment Income	0.12	0.10	0.01	0.17	0.23
Net Realized and Unrealized Gains (Losses)	(0.10)	(0.12)	(0.06)	0.28	0.07
Total From Investment Operations	0.02	(0.02)	(0.05)	0.45	0.30

Dividends and Distributions
Dividends from Net Investment Income	(0.12)	(0.10)	(0.12)	(0.19)	(0.22)
Return of Capital	–	– [3]	(0.03)	–	–
Distributions in Excess of Net Investment Income	–	–	–	(0.01)	–
Total Dividends and Distributions	(0.12)	(0.10)	(0.15)	(0.20)	(0.22)

Net Asset Value, End of Period	$5.51	$5.61	$5.73	$5.93	$5.68

Total Return[1]	0.29%	(0.34)%	(0.80)%	8.03%	5.44%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$5,358	$6,688	$12,955	$25,107	$12,335
Ratio of Expenses to Average Net Assets	1.82% [4]	1.93%	1.85%	1.83%	1.96%
Ratio of Net Investment Income to Average Net Assets	1.78%	1.16%	1.24%	2.65%	3.85%
Portfolio Turnover Rate[2]	55.46%	165.17%	121.61%	69.89%	149.03%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Less than $0.005 per share.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.84%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS GOVERNMENT BOND FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class Y	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$5.65	$5.77	$5.97	$5.72	$5.64

Income (Loss) From Investment Operations
Net Investment Income	0.17	0.15	0.11	0.22	0.29
Net Realized and Unrealized Gains (Losses)	(0.10)	(0.12)	(0.10)	0.28	0.07
Total From Investment Operations	0.07	0.03	0.01	0.50	0.36

Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.15)	(0.18)	(0.25)	(0.28)
Return of Capital	–	– [3]	(0.03)	–	–
Distributions in Excess of Net Investment Income	–	–	–	– [3]	–
Total Dividends and Distributions	(0.17)	(0.15)	(0.21)	(0.25)	(0.28)

Net Asset Value, End of Period	$5.55	$5.65	$5.77	$5.97	$5.72

Total Return[1]	1.22%	0.61%	0.17%	9.05%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$115	$219	$263	$296	$438
Ratio of Expenses to Average Net Assets	0.97% [4]	1.02%	0.92%	0.88%	0.96%
Ratio of Net Investment Income to Average Net Assets	2.63%	2.07%	2.17%	3.60%	4.85%
Portfolio Turnover Rate[2]	55.46%	165.17%	121.61%	69.89%	149.03%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Less than $0.005 per share.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 0.98%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS GOVERNMENT MONEY MARKET FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A, B, C, & Y	Year ended December 31,
	2005		2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000	$1.000	$1.000

Income From Investment Operations:
Net Investment Income	0.026		0.008	0.006	0.014	0.037

Dividends
Dividends from Net Investment Income	(0.026)		(0.008)	(0.006)	(0.014)	(0.037)

Net Asset Value, End of Period	$1.000		$1.000	$1.000	$1.000	$1.000

Total Return[1]	2.68%		0.83%	0.62%	1.38%	3.77%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$513,221		$572,381	$571,431	$600,912	$505,713
Ratio of Expenses to Average Net Assets	0.56%	[2]	0.58%	0.60%	0.59%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.65%		0.83%	0.62%	1.35%	3.75%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[2]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 0.57%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS FINANCIAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$41.00	$36.57	$26.72	$32.98	$36.30

Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04	0.02	0.08	0.06	(0.06)
Net Realized and Unrealized Gains (Losses)	3.27	4.41	9.77	(6.32)	(3.26)
Total From Investment Operations	3.31	4.43	9.85	(6.26)	(3.32)

Dividends and Distributions
Distributions from Realized Gains	(1.91)	–	–	–	–
Total Dividends and Distributions	(1.91)	–	–	–	–

Net Asset Value, End of Period	$42.40	$41.00	$36.57	$26.72	$32.98

Total Return[1]	8.03%	12.11%	36.86%	(18.98)%	(9.15)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$613,683	$583,387	$535,300	$415,641	$600,540
Ratio of Expenses to Average Net Assets	0.98% [3]	1.01%	1.10%	1.11%	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%	0.05%	0.27%	0.18%	(0.20)%
Portfolio Turnover Rate[2]	5.17%	–	9.29%	14.88%	17.80%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 0.99%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS FINANCIAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$38.03	$34.22	$25.21	$31.39	$34.85

Income (Loss) From Investment Operations
Net Investment Loss	(0.29)[3]	(0.33)	(0.18)	(0.21)	(0.33)
Net Realized and Unrealized Gains (Losses)	3.00	4.14	9.19	(5.97)	(3.13)
Total From Investment Operations	2.71	3.81	9.01	(6.18)	(3.46)

Dividends and Distributions
Distributions from Realized Gains	(1.91)	–	–	–	–
Total Dividends and Distributions	(1.91)	–	–	–	–

Net Asset Value, End of Period	$38.83	$38.03	$34.22	$25.21	$31.39

Total Return[1]	7.08%	11.13%	35.74%	(19.69)%	(9.93)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$192,049	$276,945	$304,513	$270,645	$415,607
Ratio of Expenses to Average Net Assets	1.85% [4]	1.88%	1.98%	1.95%	1.90%
Ratio of Net Investment Loss to Average Net Assets	(0.77)%	(0.82)%	(0.61)%	(0.66)%	(1.02)%
Portfolio Turnover Rate[2]	5.17%	–	9.29%	14.88%	17.80%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Per share calculations were based on average shares outstanding for the period.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.88%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS FINANCIAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class C	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$38.62	$34.75	$25.61	$31.88	$35.40

Income (Loss) From Investment Operations
Net Investment Loss	(0.30)[3]	(0.32)	(0.18)	(0.21)	(0.32)
Net Realized and Unrealized Gains (Losses)	3.05	4.19	9.32	(6.06)	(3.20)
Total From Investment Operations	2.75	3.87	9.14	(6.27)	(3.52)

Dividends and Distributions
Distributions from Realized Gains	(1.91)	–	–	–	–
Total Dividends and Distributions	(1.91)	–	–	–	–

Net Asset Value, End of Period	$39.46	$38.62	$34.75	$25.61	$31.88

Total Return[1]	7.07%	11.14%	35.69%	(19.67)%	(9.94)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$94,512	$104,508	$108,557	$94,557	$145,817
Ratio of Expenses to Average Net Assets	1.85% [4]	1.89%	1.99%	1.96%	1.90%
Ratio of Net Investment Loss to Average Net Assets	(0.77)%	(0.83)%	(0.62)%	(0.67)%	(1.02)%
Portfolio Turnover Rate[2]	5.17%	–	9.29%	14.88%	17.80%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Per share calculations were based on average shares outstanding for the period.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.87%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS FINANCIAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class Y	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$41.59	$37.03	$27.00	$33.27	$36.56

Income (Loss) From Investment Operations
Net Investment Income	0.09	0.09	0.17	0.14	– [3]
Net Realized and Unrealized Gains (Losses)	3.33	4.47	9.86	(6.41)	(3.29)
Total From Investment Operations	3.42	4.56	10.03	(6.27)	(3.29)

Dividends and Distributions
Distributions from Realized Gains	(1.91)	–	–	–	–
Total Dividends and Distributions	(1.91)	–	–	–	–

Net Asset Value, End of Period	$43.10	$41.59	$37.03	$27.00	$33.27

Total Return[1]	8.18%	12.31%	37.15%	(18.85)%	(9.00)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$11,815	$9,980	$11,563	$12,727	$23,266
Ratio of Expenses to Average Net Assets	0.84% [4]	0.85%	0.91%	0.88%	0.87%
Ratio of Net Investment Income to Average Net Assets	0.24%	0.21%	0.46%	0.41%	0.01%
Portfolio Turnover Rate[2]	5.17%	–	9.29%	14.88%	17.80%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Less than $0.005 per share.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 0.85%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS APPRECIATION & INCOME FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$27.50	$24.95	$20.30	$21.36	$23.96

Income (Loss) From Investment Operations
Net Investment Income	0.59	0.65	0.74	0.80	0.76
Net Realized and Unrealized Gains (Losses)	1.11	2.57	4.65	(1.06)	(2.57)
Total From Investment Operations	1.70	3.22	5.39	(0.26)	(1.81)

Dividends and Distributions
Dividends from Net Investment Income	(0.62)	(0.67)	(0.74)	(0.80)	(0.76)
Distributions from Realized Gains	(0.64)	–	–	–	–
Return of Capital	–	–	–	–	(0.03)
Total Dividends and Distributions	(1.26)	(0.67)	(0.74)	(0.80)	(0.79)

Net Asset Value, End of Period	$27.94	$27.50	$24.95	$20.30	$21.36

Total Return[1]	6.29%	13.08%	26.94%	(1.21)%	(7.56)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$224,600	$149,687	$114,003	$80,751	$89,077
Ratio of Expenses to Average Net Assets	1.07%	1.08%	1.10%	1.09%	1.09%
Ratio of Net Investment Income to Average Net Assets	2.12%	2.52%	3.38%	3.69%	3.31%
Portfolio Turnover Rate[2]	16.64%	21.26%	33.35%	34.26%	20.38%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS APPRECIATION & INCOME FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$27.25	$24.72	$20.13	$21.16	$23.74

Income (Loss) From Investment Operations
Net Investment Income	0.35	0.41	0.52	0.60	0.54
Net Realized and Unrealized Gains (Losses)	1.08	2.54	4.59	(1.03)	(2.55)
Total From Investment Operations	1.43	2.95	5.11	(0.43)	(2.01)

Dividends and Distributions
Dividends from Net Investment Income	(0.37)	(0.42)	(0.52)	(0.60)	(0.54)
Distributions from Realized Gains	(0.64)	–	–	–	–
Return of Capital	–	–	–	–	(0.03)
Total Dividends and Distributions	(1.01)	(0.42)	(0.52)	(0.60)	(0.57)

Net Asset Value, End of Period	$27.67	$27.25	$24.72	$20.13	$21.16

Total Return[1]	5.30%	12.06%	25.71%	(2.01)%	(8.47)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$75,289	$80,729	$72,181	$53,326	$57,692
Ratio of Expenses to Average Net Assets	1.93% [4]	1.99%	2.03%	2.03%	2.00% [3]
Ratio of Net Investment Income to Average Net Assets	1.26%	1.61%	2.45%	2.75%	2.40%
Portfolio Turnover Rate[2]	16.64%	21.26%	33.35%	34.26%	20.38%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Ratio of expenses to average net assets before the reduction of expenses paid indirectly was 2.01% for 2001.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.94%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS APPRECIATION & INCOME FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class C	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$27.62	$25.06	$20.40	$21.45	$24.06

Income (Loss) From Investment Operations
Net Investment Income	0.36	0.42	0.53	0.61	0.55
Net Realized and Unrealized Gains (Losses)	1.10	2.57	4.66	(1.05)	(2.58)
Total From Investment Operations	1.46	2.99	5.19	(0.44)	(2.03)

Dividends and Distributions
Dividends from Net Investment Income	(0.38)	(0.43)	(0.53)	(0.61)	(0.55)
Distributions from Realized Gains	(0.64)	–	–	–	–
Return of Capital	–	–	–	–	(0.03)
Total Dividends and Distributions	(1.02)	(0.43)	(0.53)	(0.61)	(0.58)

Net Asset Value, End of Period	$28.06	$27.62	$25.06	$20.40	$21.45

Total Return[1]	5.34%	12.05%	25.75%	(2.04)%	(8.44)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$55,395	$34,627	$24,531	$14,428	$12,717
Ratio of Expenses to Average Net Assets	1.93%	1.98%	2.02%	2.04% [3]	2.02%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.62%	2.46%	2.74%	2.38%
Portfolio Turnover Rate[2]	16.64%	21.26%	33.35%	34.26%	20.38%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Ratio of expenses to average net assets before the reduction of expenses paid indirectly was 2.05% for 2002.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS APPRECIATION & INCOME FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class Y	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$27.61	$25.04	$20.38	$21.43	$24.05

Income (Loss) From Investment Operations
Net Investment Income	0.66	0.71	0.78	0.84	0.82
Net Realized and Unrealized Gains (Losses)	1.11	2.58	4.66	(1.05)	(2.61)
Total From Investment Operations	1.77	3.29	5.44	(0.21)	(1.79)

Dividends and Distributions
Dividends from Net Investment Income	(0.69)	(0.72)	(0.78)	(0.84)	(0.82)
Distributions from Realized Gains	(0.64)	–	–	–	–
Return of Capital	–	–	–	–	(0.01)
Total Dividends and Distributions	(1.33)	(0.72)	(0.78)	(0.84)	(0.83)

Net Asset Value, End of Period	$28.05	$27.61	$25.04	$20.38	$21.43

Total Return[1]	6.52%	13.35%	27.13%	(0.96)%	(7.43)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$37,110	$30,260	$25,892	$19,445	$20,865
Ratio of Expenses to Average Net Assets	0.83%	0.86%	0.88%	0.88%	0.88%
Ratio of Net Investment Income to Average Net Assets	2.36%	2.74%	3.60%	3.90%	3.52%
Portfolio Turnover Rate[2]	16.64%	21.26%	33.35%	34.26%	20.38%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class A	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$39.52	$30.32	$22.79	$22.29	$22.06

Income From Investment Operations
Net Investment Income	0.59	0.64	0.90	0.82	0.77
Net Realized and Unrealized Gains	4.37	9.32	7.53	0.50	0.45
Total From Investment Operations	4.96	9.96	8.43	1.32	1.22

Dividends and Distributions
Dividends from Net Investment Income	(0.83)	(0.76)	(0.90)	(0.82)	(0.77)
Distributions from Realized Gains	(3.42)	–	–	–	–
Distributions in Excess of Net Investment Income	–	–	–	–	(0.22)
Total Dividends and Distributions	(4.25)	(0.76)	(0.90)	(0.82)	(0.99)

Net Asset Value, End of Period	$40.23	$39.52	$30.32	$22.79	$22.29

Total Return[1]	12.76%	33.22%	37.52%	5.89%	5.66%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$372,571	$313,378	$190,505	$143,585	$167,043
Ratio of Expenses to Average Net Assets	1.09% [3]	1.26%	1.30%	1.28%	1.19%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.93%	3.40%	3.17%	3.41%
Portfolio Turnover Rate[2]	24.86%	31.37%	25.93%	52.57%	34.91%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.10%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class B	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$39.36	$30.20	$22.71	$22.21	$21.99

Income From Investment Operations
Net Investment Income	0.30	0.43	0.72	0.65	0.56
Net Realized and Unrealized Gains	4.34	9.26	7.49	0.50	0.45
Total From Investment Operations	4.64	9.69	8.21	1.15	1.01

Dividends and Distributions
Dividends from Net Investment Income	(0.53)	(0.53)	(0.72)	(0.65)	(0.56)
Distributions from Realized Gains	(3.42)	–	–	–	–
Distributions in Excess of Net Investment Income	–	–	–	–	(0.23)
Total Dividends and Distributions	(3.95)	(0.53)	(0.72)	(0.65)	(0.79)

Net Asset Value, End of Period	$40.05	$39.36	$30.20	$22.71	$22.21

Total Return[1]	11.91%	32.34%	36.52%	5.13%	4.70%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$87,039	$125,550	$110,303	$91,740	$87,899
Ratio of Expenses to Average Net Assets	1.88% [3]	1.94%	1.99%	2.00%	1.99%
Ratio of Net Investment Income to Average Net Assets	0.69%	1.25%	2.71%	2.45%	2.61%
Portfolio Turnover Rate[2]	24.86%	31.37%	25.93%	52.57%	34.91%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.89%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class C	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$39.63	$30.41	$22.87	$22.37	$22.14

Income From Investment Operations
Dividends from Net Investment Income	0.31	0.43	0.72	0.65	0.56
Net Realized and Unrealized Gains	4.37	9.33	7.54	0.50	0.47
Total From Investment Operations	4.68	9.76	8.26	1.15	1.03

Dividends and Distributions
Net Investment Income	(0.54)	(0.54)	(0.72)	(0.65)	(0.56)
Distributions from Realized Gains	(3.42)	–	–	–	–
Distributions in Excess of Net Investment Income	–	–	–	–	(0.24)
Total Dividends and Distributions	(3.96)	(0.54)	(0.72)	(0.65)	(0.80)

Net Asset Value, End of Period	$40.35	$39.63	$30.41	$22.87	$22.37

Total Return[1]	11.93%	32.37%	36.52%	5.11%	4.75%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$95,229	$86,835	$57,657	$38,299	$39,165
Ratio of Expenses to Average Net Assets	1.87% [4]	1.93%	1.97%	1.97%	1.96% [3]
Ratio of Net Investment Income to Average Net Assets	0.70%	1.26%	2.73%	2.48%	2.64%
Portfolio Turnover Rate[2]	24.86%	31.37%	25.93%	52.57%	34.91%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Ratio of expenses to average net assets before the reduction of expenses paid indirectly was 1.97% for 2001.

[4]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for 2005 would have been 1.88%.

See Notes to Financial Statements

DAVIS SERIES, INC.

FINANCIAL HIGHLIGHTS

DAVIS REAL ESTATE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

Class Y	Year ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$39.78	$30.51	$22.93	$22.42	$22.20

Income From Investment Operations
Net Investment Income	0.74	0.82	1.02	0.91	0.85
Net Realized and Unrealized Gains	4.42	9.37	7.58	0.51	0.44
Total From Investment Operations	5.16	10.19	8.60	1.42	1.29

Dividends and Distributions
Dividends from Net Investment Income	(0.99)	(0.92)	(1.02)	(0.91)	(0.85)
Distributions from Realized Gains	(3.42)	–	–	–	–
Distributions in Excess of Net Investment Income	–	–	–	–	(0.22)
Total Dividends and Distributions	(4.41)	(0.92)	(1.02)	(0.91)	(1.07)

Net Asset Value, End of Period	$40.53	$39.78	$30.51	$22.93	$22.42

Total Return[1]	13.20%	33.85%	38.10%	6.33%	5.95%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)	$79,156	$69,241	$53,740	$39,456	$39,203
Ratio of Expenses to Average Net Assets	0.77%	0.80%	0.84%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	1.80%	2.39%	3.86%	3.61%	3.75%
Portfolio Turnover Rate[2]	24.86%	31.37%	25.93%	52.57%	34.91%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS SERIES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (comprising the Davis Series, Inc.), including the schedules of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Denver, Colorado

February 3, 2006

DAVIS SERIES, INC.

Federal Income Tax Information

For the Year Ended December 31, 2005 (Unaudited)

In early 2006, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2005 with their 2005 form 1099-DIV.

Davis Opportunity Fund

During the calendar year ended 2005, the Fund declared and paid long-term capital gain distributions in the amount of $17,346,140.

Dividends paid by the Fund during the calendar year ended 2005, which are not designated as capital gain distributions, should be multiplied by 34% to arrive at the net amount eligible for the corporate dividend-received deduction.

For the calendar year ended 2005 certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $4,061,585 as qualified dividend income.

Davis Government Bond Fund

None of the dividends paid by the Fund during the calendar year ended 2005 are eligible for the corporate dividend-received deduction.

For the calendar year ended 2005, none of the dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes.

Davis Financial Fund

During the calendar year ended 2005, the Fund declared and paid long-term capital gain distributions in the amount of $40,643,375.

Davis Appreciation & Income Fund

During the calendar year ended 2005, the Fund declared and paid long-term capital gain distributions in the amount of $8,704,128.

Dividends paid by the Fund during the calendar year ended 2005, which are not designated as capital gain distributions, should be multiplied by 34% to arrive at the net amount eligible for the corporate dividend-received deduction.

For the calendar year 2005, certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $2,355,089 as qualified income.

Davis Real Estate Fund

During the calendar year ended 2005, the Fund declared and paid long-term capital gain distributions in the amount of $47,724,732.

Dividends paid by the Fund during the calendar year ended 2005, which are not designated as capital gain distributions, should be multiplied by 2% to arrive at the net amount eligible for the corporate dividend-received deduction.

For the calendar year 2005, certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $705,194 as qualified income.

The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS SERIES, INC.

For the Year Ended December 31, 2005 (Unaudited)

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N–Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available without charge upon request by calling 1-800-279-0279 or on the Funds’ website at www.davisfunds.com or on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, effective January 1, 2006, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Wesley E. Bass, Jr. (born 8/21/31)	Director	director since 1990 (retired 12/31/05)	President, Bass & Associates (financial consulting); formerly First Deputy City Treasurer, City of Chicago; and Executive Vice President, Chicago Title and Trust Company (bank and trust).	12	none

Marc P. Blum (born 9/9/42)	Director	director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	12	Director, Legg Mason Trust (asset management company) and Rodney Trust Company (Delaware).

Thomas S. Gayner (born 12/16/61)	Director	director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	12	none

Jerry D. Geist (born 5/23/34)	Director	director since 1986	Chairman, Santa Fe Center Enterprises (energy project development); Retired Chairman and President, Public Service Company of New Mexico.	12	Director, CH2M-Hill, Inc. (engineering); Chairman, Santa Fe Center Enterprizes, Investment Committee for Microgeneration Technology Fund, UTECH Funds.

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS - Continued

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors - Continued

D. James Guzy (born 3/7/36)	Director	director since 1982	Chairman, PLX Technology, Inc. (semi-conductor manufacturer).	12

Director, Intel Corp. (semi-conductor manufacturer), Cirrus Logic Corp. (semi-conductor manufacturer), Alliance Technology Fund (a mutual fund), Micro Component Technology, Inc. (micro-circuit handling and testing equipment manufacturer), LogicVision, Inc. (semi-conductor software company), and Tessera Technologies, Inc. (semi-conductor packaging company.

G. Bernard Hamilton (born 3/18/37)	Director	director since 1978	Managing General Partner, Avanti Partners, L.P. (investment partnership).	12	none

Samuel H. Iapalucci (born 07/19/52)	Director	director since 2006	Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc., (engineering).	12	none

Robert P. Morgenthau (born 3/22/57)	Director	director since 2002	Chairman, Northroad Capital Management, LLC (an investment management firm) since June 2002; President of Private Advisory Services of Bank of America (an investment management firm) from 2001 until 2002; prior to that a managing director and global head of marketing and distribution for Lazard Asset Management (an investment management firm) for ten years.	12	none

Theodore B. Smith, Jr. (born 12/23/32)	Director	director since 1994	Chairman, John Hassall, Inc. (fastener manufacturing); Chairman, Cantrock Realty and Mayor, Incorporated Village of Mill Neck, NY.	12	none

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS - Continued

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors - Continued

Christian R. Sonne (born 5/6/36)	Director	director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm); President and Chief Executive Officer, Mulford Securities Corporation (private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banking); Chairman, Board of Trustees, American Scandinavian Foundation.	12	none

Marsha Williams (born 3/28/51)	Director	director since 1999	Executive Vice President and Chief Financial Officer of Equity Office Properties Trust (a real estate investment trust); Former Chief Administrative Officer of Crate & Barrel (home furnishings retailer); former Vice President and Treasurer, Amoco Corporation (oil & gas company).	15

Director of the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

Inside Directors*

Jeremy H. Biggs (born 8/16/35)	Director/ Chairman	director since 1994	Vice Chairman, Member of the Investment Policy Committee and Member of the International Investment Committee, all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	12	none

DAVIS SERIES, INC.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS - Continued

Name and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors* - Continued

Andrew A. Davis (born 6/25/63)	Director	director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	15	Director of the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (born 7/13/65)	Director	director since 1997	Chief Executive Officer, President or Vice President of each Davis Fund, Selected Fund, and the Clipper Fund; Chairman and Chief Executive Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director of the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

*

Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

DAVIS SERIES, INC.

2949 East Elvira Road, Tucson, Arizona 85706

Directors	Officers
Jeremy H. Biggs	Jeremy H. Biggs
Marc P. Blum	Chairman
Andrew A. Davis	Andrew A. Davis
Christopher C. Davis	President – Davis Appreciation & Income
Thomas S. Gayner	Fund, Davis Real Estate Fund &
Jerry D. Geist	Vice President – Davis Opportunity Fund, Davis
D. James Guzy	Government Bond Fund, Davis Government
G. Bernard Hamilton	Money Market Fund, & Davis Financial Fund
Samuel H. Iapalucci	Christopher C. Davis
Robert P. Morgenthau	President – Davis Opportunity Fund,
Theodore B. Smith, Jr.	Davis Financial Fund & Vice President - Davis
Christian R. Sonne	Government Bond Fund, Davis Government
Marsha Williams	Money Market Fund, Davis Appreciation &
Income Fund, & Davis Real Estate Fund
Creston A. King
President – Davis Government Money Market
Investment Adviser	Fund & Davis Government Bond Fund
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)	Kenneth C. Eich
2949 East Elvira Road, Suite 101	Executive Vice President & Principal
Tucson, Arizona 85706	Executive Officer
(800) 279-0279	Sharra L. Reed
Vice President & Chief Compliance Officer
Distributor	Douglas A. Haines
Davis Distributors, LLC	Vice President & Principal Accounting Officer
2949 East Elvira Road, Suite 101	Thomas D. Tays
Tucson, Arizona 85706	Vice President & Secretary

Transfer Agent
Boston Financial Data Services, Inc
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
Counsel
Seyfarth Shaw LLC
55 East Monroe Street, Suite 4200
Chicago, Illinois 60603-5803

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Series, Inc. including management fee, charges and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-279-0279 or on the Funds’ website at www.davisfunds.com. Quarterly Fact sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2005 and December 31, 2004 were $103,500 and $99,895, respectively.

(b)

Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2005 and December 31, 2004 were $0 and $0, respectively.

(c)

Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends December 31, 2005 and December 31, 2004 were $48,280 and $14,505, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)

All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2005 and December 31, 2004 were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2005 and December 31, 2004. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 8, 2006

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: March 8, 2006